UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-21162
                                   811-09739

Name of Fund: BlackRock Core Principal Protected Fund of BlackRock Principal
              Protected Trust
              Master Large Cap Core Portfolio of Master Large Cap Series Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock Core Principal Protected Fund of BlackRock Principal Protected Trust and Master Large Cap Core Portfolio of Master Large Cap Series Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 10/31/06

Date of reporting period: 11/01/05 - 10/31/06

Item 1 - Report to Stockholders

ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES
FIXED INCOME   LIQUIDITY             REAL ESTATE

BlackRock Core Principal                                               BLACKROCK
Protected Fund

Of BlackRock Principal Protected Trust

ANNUAL REPORT | OCTOBER 31, 2006

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock Core Principal Protected Fund

Proxy Results

During the six-month period ended October 31, 2006, BlackRock Core Principal Protected Fund of BlackRock Principal Protected Trust s shareholders voted on the following proposals. Proposals 1 and 3 were approved at a special shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted were as follows:

-------------------------------------------------------------------------------------------------------------------------
                                                              Shares Voted           Shares Voted            Shares Voted
                                                                   For                  Against                 Abstain
-------------------------------------------------------------------------------------------------------------------------
1. To approve a new investment advisory agreement
   with BlackRock Advisors, Inc.                                7,961,458               158,327                 224,860
-------------------------------------------------------------------------------------------------------------------------
3. To approve a contingent subadvisory agreement
   with BlackRock Advisors, Inc.                                7,928,103               185,612                 230,929
-------------------------------------------------------------------------------------------------------------------------


2      BLACKROCK CORE PRINCIPAL PROTECTED FUND          OCTOBER 31, 2006

A Letter to Shareholders

Dear Shareholder

Ten months into 2006, we are able to say it has been an interesting year for investors. After a volatile start and far-reaching mid-year correction, the financial markets regained some positive momentum through late summer and fall. For the six- and 12-month periods ended October 31, 2006, most major market indexes managed to post positive returns:

Total Returns as of October 31, 2006                                  6-month   12-month
========================================================================================
U.S. equities (Standard & Poor's 500 Index)                            +6.11%    +16.34%
----------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                           +0.90     +19.98
----------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)      +3.77     +27.52
----------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                    +4.60     + 5.19
----------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)         +4.12     + 5.75
----------------------------------------------------------------------------------------
High yield bonds (Credit Suisse High Yield Index)                      +4.66     +10.29
----------------------------------------------------------------------------------------

The Federal Reserve Board (the Fed), after raising the target short-term interest rate 17 times between June 2004 and June 2006, finally opted to pause on August 8, 2006. This left the federal funds rate at 5.25%, where it remained through the September and October Fed meetings. In interrupting its two-year rate-hiking campaign, the Fed acknowledged that economic growth is slowing, led by softness in the housing market. However, the central bankers continue to take a cautionary position on inflation, despite a decline in energy prices in recent months. At the time of this writing, the price of oil had settled into the $60-per-barrel range after reaching nearly $78 per barrel earlier in the year.

Notwithstanding the mid-year correction, equity markets generally found support in solid corporate earnings reports in the first three quarters of the year. Overall corporate health, including strong company balance sheets, helped to sustain robust dividend-distribution, share-buyback and merger-and-acquisition activity. Many international equity markets fared equally well or better, thanks in part to higher economic growth rates and low inflation.

In the U.S. bond market, prices declined for much of the year as investors focused on decent economic activity and inflation concerns. Bond prices began to improve in late June as the economy showed signs of weakening and inflation pressures subsided. Notably, the Treasury curve inverted periodically, a phenomenon typically associated with periods of economic weakness. At the end of October, the one-month Treasury bill offered the highest yield on the curve at 5.18%, while the 30-year Treasury bond had a yield of 4.72%.

Amid the uncertainty inherent in the financial markets, we encourage you to review your goals periodically with your financial professional and to make portfolio changes, as needed. For additional insight and timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.blackrock.com/shareholdermagazine. We are pleased to make our investor-friendly magazine available to you online. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve your investment needs.

                                                         Sincerely,


                                                         /s/ Robert C. Doll, Jr.

                                                         Robert C. Doll, Jr.
                                                         President and Trustee


       BLACKROCK CORE PRINCIPAL PROTECTED FUND          OCTOBER 31, 2006       3

A Discussion With Your Fund's Portfolio Manager

      The Fund met its objective of preserving investor principal while also providing favorable returns relative to the Russell 1000 Index and the Lipper Mixed-Asset Target Allocation Growth Funds average for the fiscal year.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended October 31, 2006, BlackRock Core Principal Protected Fund's (formerly Merrill Lynch Core Principal Protected Fund) Institutional, Investor A, Investor B and Investor C Shares had total returns of +16.25%, +16.02%, +15.11% and +15.03%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) The Fund's net performance was competitive with the +16.02% return of its all-equity benchmark, the Russell 1000 Index, and exceeded the +12.47% average return of the Lipper Mixed-Asset Target Allocation Growth Funds category for the 12-month period. (By portfolio practice, funds in this Lipper category maintain a mix of 60% - 80% equity securities, with the remainder invested in bonds, cash and cash equivalents.)

Throughout the 12-month period, the Fund's equity allocation remained at 100% of net assets. (Accordingly, the fixed income allocation was 0%.) Within the equity portion of the Fund, we invest primarily in a diversified portfolio of large cap companies selected from securities found in the Russell 1000 Index.

Stock selection contributed positively to returns in a majority of sectors, including industrials (particularly airlines, aerospace & defense and machinery), information technology (computers & peripherals and software), materials (metals & mining) and consumer discretionary (retailers). The underweighting of the financials and utilities sectors hindered performance, as did the overweighting of the health care sector. Additionally, the combination of stock selection and an overweight position in energy had a negative impact on the Fund's results. At the individual stock level, the largest positive contributors to performance were Nucor Corp., BEA Systems, Inc., Kerr-McGee Corp., Qwest Communications International Inc. and AMR Corp. The largest detractors were Tellabs, Inc., McAfee, Inc., Valero Energy Corp., Pioneer Natural Resources Co. and Amgen, Inc.

Because the Fund invests in large-capitalization stocks that represent a significant part of the U.S. stock market, its portfolio was influenced by the same economic and market events that affected the broader stock market during the past 12 months. After a marked and far-reaching mid-year correction that spanned all sectors, styles and market-capitalization ranges, U.S. equities rallied to record highs, with the Dow Jones Industrial Average soaring above 12,150 in late October. Overall performance was positive for large cap stocks as they outperformed their small- to mid-sized counterparts 50% of the time, with value outperforming growth the majority of the time. During the latter months of the reporting period, the majority of corporate earnings reports were positive, with most companies meeting or exceeding expectations. The Federal Reserve Board (the Fed), under the leadership of new chairman Dr. Ben Bernanke, finally opted to interrupt its interest rate-hiking campaign on August 8, and remained at a pause in September and October. This came after 17 consecutive interest rate increases over the previous 24 months. The price of crude oil escalated to a summer peak near $78 a barrel, then stabilized toward the end of the reporting period and stayed below $60 per barrel. The moderation in oil prices came in response to rising U.S. oil inventories and a quiet hurricane season. However, the elevated energy prices throughout the year had a negative impact on consumer spending. A retreating consumer, coupled with a slowdown in the residential housing sector, adversely affected gross domestic product (GDP), which was estimated at 1.6% for the third quarter of 2006, compared to a growth rate of 2.6% in the second quarter and 5.6% in the first quarter.

What changes were made to the Portfolio during the fiscal period?

The Fund seeks long-term capital growth while protecting the principal value of investor shares. This is accomplished through investments in a core equity component for growth and a fixed income component for an element of protection. A mathematical formula is used to determine the allocation between these two components. Throughout the fiscal year, the portfolio remained fully invested in equities. This proved advantageous as stocks outpaced bonds, as measured by the +5.19% return of the Lehman Brothers Aggregate Bond Index for the 12-month period.


4      BLACKROCK CORE PRINCIPAL PROTECTED FUND          OCTOBER 31, 2006

Overall, we continued to identify companies with favorable characteristics and earnings developments selling at attractive relative valuations. As a result of our bottom-up stock-selection process, we increased the portfolio's positions in the consumer discretionary and industrial sectors while reducing exposure to the information technology, health care, energy, utilities and financials sectors.

The largest purchases during the period included JPMorgan Chase Bank, N.A., Chevron Corp., Cisco Systems, Inc., AMR and Morgan Stanley. The largest sales included Nvidia Corp., Amgen, Intel Corp., ConocoPhillips Co. and UnitedHealth Group, Inc. These transactions reflect our ongoing refinement of the portfolio, as we continue to look for stocks that best meet our investment criteria while pruning those that have deteriorated versus our original assessment.

How would you characterize the Portfolio's position at the close of the period?

As of October 31, 2006, the portfolio remained 100% invested in equities. The Fund's largest overweights were in the consumer discretionary, energy, information technology, industrials and health care sectors. The largest underweights were in financials, consumer staples and utilities and telecommunication services.

We believe the U.S. economy is headed for a housing- and consumer-led mid-cycle slowdown that will reduce inflation pressures, encourage the Fed to cut interest rates next year, and ultimately should allow equity prices to move higher. Concerns about inflation are starting to give way to concerns about weak economic growth. Fears about a hard economic landing are likely to intensify in the months ahead as the housing downturn feeds into a further consumer retrenchment. Nonetheless, we do not believe a recession is in the cards given that the Fed has gone on hold without imposing a painful monetary squeeze. In our opinion, corporate earnings growth in 2007 is likely to be lower than in 2006. Currently, we are expecting growth levels to be around the 5% mark for next year. At present, our view is that the stock market may be slightly overbought, and the correction that occurred at the middle of this year may have a bit further to run as earnings estimates come down, concerns about inflation continue and the impact of the November elections unwinds. Equity markets have had a tremendous rally over the past three months, and we would view potentially softer markets as a digestion of these gains rather than as the start of any significant decline.

Robert C. Doll, Jr.
President, Trustee and Portfolio Manager

November 14, 2006

--------------------------------------------------------------------------------
Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
If you would like a copy, free of charge, of the most recent annual or quarterly report of Ambac Assurance Corporation, the Guarantor; please contact the Fund at 1-800-441-7762.
--------------------------------------------------------------------------------


       BLACKROCK CORE PRINCIPAL PROTECTED FUND          OCTOBER 31, 2006       5

Performance Data

About Fund Performance

Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.

The Fund has multiple classes of shares:

o Institutional Shares are not subject to any front-end sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

o Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

o Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. The Fund's Investment Adviser waived a portion of the Fund's expenses. Without such waiver, the Fund's performance would have been lower. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                         6-Month            12-Month        Since Inception
As of October 31, 2006                                 Total Return       Total Return        Total Return
===========================================================================================================
Institutional Shares*                                     +2.18%             +16.25%             +54.04%
-----------------------------------------------------------------------------------------------------------
Investor A Shares*                                        +2.10              +16.02              +52.66
-----------------------------------------------------------------------------------------------------------
Investor B Shares*                                        +1.71              +15.11              +48.45
-----------------------------------------------------------------------------------------------------------
Investor C Shares*                                        +1.62              +15.03              +48.39
-----------------------------------------------------------------------------------------------------------
Merrill Lynch U.S. Corporate Master Index**               +5.40              + 5.44              +18.46
-----------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index***                   +4.60              + 5.19              +14.03
-----------------------------------------------------------------------------------------------------------
Russell 1000(R) Index****                                 +5.55              +16.02              +79.52
-----------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is 2/28/03.
** This unmanaged Index is comprised of all investment grade corporate bonds, rated BBB or higher, of all maturities. Since inception total return is from 2/28/03.
*** This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds with at least one year to maturity. Since inception total return is from 2/28/03.
**** This unmanaged broad-based Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Since inception total return is from 2/28/03.

      Russell 1000 and Russell 3000 are registered trademarks of the Frank Russell Company.


6      BLACKROCK CORE PRINCIPAL PROTECTED FUND          OCTOBER 31, 2006

Performance Data (concluded)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional, Investor A, Investor B & Investor C Shares compared to growth of an investment in the Merrill Lynch U.S. Corporate Master Index, Lehman Brothers Aggregate Bond Index and the Russell 1000 Index. Values are from February 28, 2003 to October 2006:

                                                                          Merrill Lynch    Lehman Brothers
               Institutional   Investor A    Investor B    Investor C    U.S. Corporate     Aggregate Bond    Russell 1000
                    Shares*+     Shares*+      Shares*+      Shares*+    Master Index++           Index+++       Index++++
2/28/03**            $10,000      $ 9,475       $10,000       $10,000           $10,000            $10,000         $10,000
10/03                $11,340      $10,726       $11,260       $11,260           $10,425            $10,157         $12,811
10/04                $11,843      $11,170       $11,639       $11,639           $11,146            $10,719         $14,007
10/05                $13,251      $12,468       $12,897       $12,899           $11,235            $10,841         $15,473
10/06                $15,404      $14,465       $14,545       $14,839           $11,846            $11,403         $17,952

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including administration fees.
**    Commencement of operations.
+ The Fund invests all of its equity component assets in Master Large Cap Core Portfolio of Master Large Cap Series Trust. The Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States that the Investment Adviser believes blends growth and value.
++ This unmanaged Index is comprised of all investment grade corporate bonds, rated BBB or higher, of all maturities.
+++ This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds with at least one year to maturity.
++++ This unmanaged broad-based Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

      Past performance is not indicative of future results.

Average Annual Total Return

--------------------------------------------------------------------------------
Institutional Shares                                                    Return
================================================================================
One Year Ended 10/31/06                                                 +16.25%
--------------------------------------------------------------------------------
Inception (2/28/03)
through 10/31/06                                                        +12.48
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  Return Without   Return With
                                                   Sales Charge    Sales Charge*
================================================================================
Investor A Shares
================================================================================
One Year Ended 10/31/06                              +16.02%         + 9.93%
--------------------------------------------------------------------------------
Inception (2/28/03)
through 10/31/06                                     +12.20          +10.57
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Return           Return
                                                  Without CDSC      With CDSC+++
================================================================================
Investor B Shares+
================================================================================
One Year Ended 10/31/06                              +15.11%         +10.61%
--------------------------------------------------------------------------------
Inception (2/28/03)
through 10/31/06                                     +11.35          +10.74
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Return           Return
                                                  Without CDSC      With CDSC+++
================================================================================
Investor C Shares++
================================================================================
One Year Ended 10/31/06                              +15.03%         +14.03%
--------------------------------------------------------------------------------
Inception (2/28/03)
through 10/31/06                                     +11.34          +11.34
--------------------------------------------------------------------------------

*     Assuming maximum sales charge of 5.25%.
+ Maximum contingent deferred sales charge is 4.5% and is reduced to 0% after six years.
++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
+++   Assuming payment of applicable contingent deferred sales charge.


       BLACKROCK CORE PRINCIPAL PROTECTED FUND          OCTOBER 31, 2006       7

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on May 1, 2006 and held through October 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                     Expenses Paid
                                                             Beginning             Ending         During the Period*
                                                           Account Value        Account Value       May 1, 2006 to
                                                            May 1, 2006       October 31, 2006     October 31, 2006
====================================================================================================================
Actual
====================================================================================================================
Institutional                                                $   1,000            $1,021.80            $    7.98
--------------------------------------------------------------------------------------------------------------------
Investor A                                                   $   1,000            $1,021.00            $    9.27
--------------------------------------------------------------------------------------------------------------------
Investor B                                                   $   1,000            $1,017.10            $   13.16
--------------------------------------------------------------------------------------------------------------------
Investor C                                                   $   1,000            $1,016.20            $   13.15
====================================================================================================================
Hypothetical (5% annual return before expenses)**
====================================================================================================================
Institutional                                                $   1,000            $1,017.60            $    7.97
--------------------------------------------------------------------------------------------------------------------
Investor A                                                   $   1,000            $1,016.33            $    9.25
--------------------------------------------------------------------------------------------------------------------
Investor B                                                   $   1,000            $1,012.45            $   13.13
--------------------------------------------------------------------------------------------------------------------
Investor C                                                   $   1,000            $1,012.45            $   13.13
--------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.55% for Institutional, 1.80% for Investor A, 2.56% for Investor B and 2.56% for Investor C), multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period shown). Because the Fund invests significantly in a master portfolio, the expense table example reflects the expenses of both the fund and the master portfolio in which it invests.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


8      BLACKROCK CORE PRINCIPAL PROTECTED FUND          OCTOBER 31, 2006

Statement of Assets and Liabilities      BlackRock Core Principal Protected Fund

As of October 31, 2006
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Investment in Master Large Cap Core Portfolio (the "Portfolio"), at value
             (identified cost--$144,702,467*) ...............................................                       $   186,417,048
            Prepaid expenses and other assets ...............................................                                 5,895
                                                                                                                    ---------------
            Total assets ....................................................................                           186,422,943
                                                                                                                    ---------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
            Payables:
               Distributor ..................................................................    $       147,123
               Financial warranty fee .......................................................             98,370
               Advisory fee .................................................................             46,487
               Other affiliates .............................................................              2,008            293,988
                                                                                                 ---------------
            Accrued expenses ................................................................                                53,532
                                                                                                                    ---------------
            Total liabilities ...............................................................                               347,520
                                                                                                                    ---------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets ......................................................................                       $   186,075,423
                                                                                                                    ===============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
            Paid-in capital, unlimited shares of no par value authorized ....................                       $   127,816,591
            Undistributed realized capital gains--net .......................................    $    16,544,251
            Unrealized appreciation--net ....................................................         41,714,581
                                                                                                 ---------------
            Total accumulated earnings--net .................................................                            58,258,832
                                                                                                                    ---------------
            Net Assets ......................................................................                       $   186,075,423
                                                                                                                    ===============
===================================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------------
            Institutional--Based on net assets of $5,823,985 and 460,070 shares outstanding .                       $         12.66
                                                                                                                    ===============
            Investor A--Based on net assets of $15,413,926 and 1,219,921 shares outstanding .                       $         12.64
                                                                                                                    ===============
            Investor B--Based on net assets of $100,973,894 and 8,079,756 shares outstanding                        $         12.50
                                                                                                                    ===============
            Investor C--Based on net assets of $63,863,618 and 5,099,961 shares outstanding .                       $         12.52
                                                                                                                    ===============

* The cost and unrealized appreciation of investments as of October 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ............................................  $144,702,467
                                                                   ============
      Gross unrealized appreciation .............................  $ 41,714,581
      Gross unrealized depreciation .............................            --
                                                                   ------------
      Net unrealized appreciation ...............................  $ 41,714,581
                                                                   ============

      See Notes to Financial Statements.


       BLACKROCK CORE PRINCIPAL PROTECTED FUND          OCTOBER 31, 2006       9

Statement of Operations                  BlackRock Core Principal Protected Fund

For the Year Ended October 31, 2006
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
            Net investment income allocated from the Portfolio:
               Dividends ....................................................................                       $     2,095,409
               Securities lending--net ......................................................                                26,000
               Interest from affiliates .....................................................                                15,989
               Expenses .....................................................................                              (978,823)
                                                                                                                    ---------------
            Total income ....................................................................                             1,158,575
                                                                                                                    ---------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees ........................................................    $     1,480,498
            Financial warranty fees .........................................................          1,233,749
            Service and distribution fees--Investor B .......................................          1,157,202
            Service and distribution fees--Investor C .......................................            671,704
            Transfer agent fees--Investor B .................................................             80,994
            Accounting services .............................................................             54,002
            Printing and shareholder reports ................................................             49,668
            Transfer agent fees--Investor C .................................................             48,229
            Professional fees ...............................................................             23,959
            Trustees' fees and expenses .....................................................             23,349
            Service fees--Investor A ........................................................             20,452
            Custodian fees ..................................................................              6,205
            Transfer agent fees--Investor A .................................................              4,897
            Transfer agent fees--Institutional ..............................................              3,797
            Pricing fees ....................................................................                824
            Other ...........................................................................             15,216
                                                                                                 ---------------
            Total expenses before waiver ....................................................          4,874,745
            Waiver of expenses ..............................................................           (919,499)
                                                                                                 ---------------
            Total expenses after waiver .....................................................                             3,955,246
                                                                                                                    ---------------
            Investment loss--net ............................................................                            (2,796,671)
                                                                                                                    ---------------
===================================================================================================================================
Realized & Unrealized Gain Allocated from the Portfolio--Net
-----------------------------------------------------------------------------------------------------------------------------------
            Realized gain on investments--net ...............................................                            16,640,357
            Change in unrealized appreciation on investments--net ...........................                            14,361,843
                                                                                                                    ---------------
            Total realized and unrealized gain--net .........................................                            31,002,200
                                                                                                                    ---------------
            Net Increase in Net Assets Resulting from Operations ............................                       $    28,205,529
                                                                                                                    ===============

      See Notes to Financial Statements.


10     BLACKROCK CORE PRINCIPAL PROTECTED FUND          OCTOBER 31, 2006

Statements of Changes in Net Assets      BlackRock Core Principal Protected Fund

                                                                                                          For the Year Ended
                                                                                                             October 31,
                                                                                                 ----------------------------------
Increase (Decrease) in Net Assets:                                                                     2006               2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment loss--net ............................................................    $    (2,796,671)   $    (2,192,994)
            Realized gain--net ..............................................................         16,640,357         16,634,852
            Change in unrealized appreciation--net ..........................................         14,361,843          9,039,933
                                                                                                 ----------------------------------
            Net increase in net assets resulting from operations ............................         28,205,529         23,481,791
                                                                                                 ----------------------------------
===================================================================================================================================
Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Realized gain:
             Institutional ..................................................................           (477,242)          (940,591)
             Investor A .....................................................................           (501,048)          (984,088)
             Investor B .....................................................................         (7,011,819)       (11,314,489)
             Investor C .....................................................................         (3,979,145)        (6,752,309)
                                                                                                 ----------------------------------
            Net decrease in net assets resulting from distributions to shareholders .........        (11,969,254)       (19,991,477)
                                                                                                 ----------------------------------
===================================================================================================================================
Beneficial Interest Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Net decrease in net assets derived from capital share transactions ..............        (33,246,056)       (34,244,888)
                                                                                                 ----------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Total decrease in net assets ....................................................        (17,009,781)       (30,754,574)
            Beginning of year ...............................................................        203,085,204        233,839,778
                                                                                                 ----------------------------------
            End of year .....................................................................    $   186,075,423    $   203,085,204
                                                                                                 ==================================

      See Notes to Financial Statements.


       BLACKROCK CORE PRINCIPAL PROTECTED FUND          OCTOBER 31, 2006      11

Financial Highlights                     BlackRock Core Principal Protected Fund

                                                                         Institutional
                                                --------------------------------------------------------------
                                                                                                    For the
                                                                                                    Period
                                                            For the Year Ended                      Feb. 28,
The following per share data and ratios                         October 31,                         2003+ to
have been derived from information              -------------------------------------------        October 31,
provided in the financial statements.              2006             2005             2004             2003
==============================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .......    $   11.66        $   11.48        $   11.34        $   10.00
                                                --------------------------------------------------------------
Investment income (loss)--net ..............         (.06)@@            --+++@@         .04              .03
Realized and unrealized gain--net ..........         1.88             1.31              .45             1.31
                                                --------------------------------------------------------------
Total from investment operations ...........         1.82             1.31              .49             1.34
                                                --------------------------------------------------------------
Less distributions from realized gain--net .         (.82)           (1.13)            (.35)              --
                                                --------------------------------------------------------------
Net asset value, end of period .............    $   12.66        $   11.66        $   11.48        $   11.34
                                                ==============================================================
==============================================================================================================
Total Investment Return**
--------------------------------------------------------------------------------------------------------------
Based on net asset value per share .........        16.25%           11.88%            4.44%           13.40%@
                                                ==============================================================
==============================================================================================================
Ratios to Average Net Assets++
--------------------------------------------------------------------------------------------------------------
Expenses, net of waiver ....................         1.55%            1.58%            1.58%            1.75%*
                                                ==============================================================
Expenses ...................................         2.02%            2.00%            1.91%            2.01%*
                                                ==============================================================
Investment income (loss)--net ..............         (.47%)           (.01%)            .39%             .35%*
                                                ==============================================================
==============================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands) ...    $   5,824        $   7,034        $   9,893        $  14,290
                                                ==============================================================
Portfolio turnover of the Fund .............          .00%          186.21%          167.08%          175.43%
                                                ==============================================================
Portfolio turnover of the Portfolio ........        87.67%           93.95%          135.48%          138.73%
                                                ==============================================================

                                                                          Investor A
                                                --------------------------------------------------------------
                                                                                                    For the
                                                                                                    Period
                                                            For the Year Ended                      Feb. 28,
The following per share data and ratios                         October 31,                         2003+ to
have been derived from information              -------------------------------------------        October 31,
provided in the financial statements.              2006             2005             2004             2003
==============================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .......    $   11.63        $   11.44        $   11.32        $   10.00
                                                --------------------------------------------------------------
Investment income (loss)--net ..............         (.11)@@          (.03)@@           .01              .01
Realized and unrealized gain--net ..........         1.90             1.31              .44             1.31
                                                --------------------------------------------------------------
Total from investment operations ...........         1.79             1.28              .45             1.32
                                                --------------------------------------------------------------
Less distributions from realized gain--net .         (.78)           (1.09)            (.33)              --
                                                --------------------------------------------------------------
Net asset value, end of period .............    $   12.64        $   11.63        $   11.44        $   11.32
                                                ==============================================================
==============================================================================================================
Total Investment Return**
--------------------------------------------------------------------------------------------------------------
Based on net asset value per share .........        16.02%           11.62%            4.14%           13.20%@
                                                ==============================================================
==============================================================================================================
Ratios to Average Net Assets++
--------------------------------------------------------------------------------------------------------------
Expenses, net of waiver ....................         1.80%            1.83%            1.83%            2.00%*
                                                ==============================================================
Expenses ...................................         2.27%            2.25%            2.16%            2.26%*
                                                ==============================================================
Investment income (loss)--net ..............         (.74%)           (.26%)            .13%             .10%*
                                                ==============================================================
==============================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands) ...    $  15,414        $   7,932        $  11,534        $  18,674
                                                ==============================================================
Portfolio turnover of the Fund .............          .00%          186.21%          167.08%          175.43%
                                                ==============================================================
Portfolio turnover of the Portfolio ........        87.67%           93.95%          135.48%          138.73%
                                                ==============================================================

*     Annualized.
** Total investment returns exclude the effect of sales charges. Effective December 28, 2005, Institutional Shares are no longer subject to any front-end sales charge.
+     Commencement of operations.
++ Includes the Fund's share of the Portfolio's allocated expenses and/or investment income--net.
+++   Amount is less than $(.01) per share.
@     Aggregate total investment return.
@@    Based on average shares outstanding.

      See Notes to Financial Statements.


12     BLACKROCK CORE PRINCIPAL PROTECTED FUND          OCTOBER 31, 2006

Financial Highlights (concluded)         BlackRock Core Principal Protected Fund

                                                                           Investor B
                                                ---------------------------------------------------------------
                                                                                                    For the
                                                                                                    Period
                                                            For the Year Ended                      Feb. 28,
The following per share data and ratios                         October 31,                         2003+ to
have been derived from information              -------------------------------------------        October 31,
provided in the financial statements.              2006             2005             2004             2003
===============================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .......    $   11.51        $   11.33        $   11.26        $   10.00
                                                ---------------------------------------------------------------
Investment loss--net .......................         (.19)@@          (.12)@@          (.07)            (.05)
Realized and unrealized gain--net ..........         1.87             1.30              .44             1.31
                                                ---------------------------------------------------------------
Total from investment operations ...........         1.68             1.18              .37             1.26
                                                ---------------------------------------------------------------
Less distributions from realized gain--net .         (.69)           (1.00)            (.30)              --
                                                ---------------------------------------------------------------
Net asset value, end of period .............    $   12.50        $   11.51        $   11.33        $   11.26
                                                ===============================================================
===============================================================================================================
Total Investment Return**
---------------------------------------------------------------------------------------------------------------
Based on net asset value per share .........        15.11%           10.81%            3.36%           12.60%@
                                                ===============================================================
===============================================================================================================
Ratios to Average Net Assets++
---------------------------------------------------------------------------------------------------------------
Expenses, net of waiver ....................         2.56%            2.59%            2.58%            2.76%*
                                                ===============================================================
Expenses ...................................         3.03%            3.01%            2.91%            3.03%*
                                                ===============================================================
Investment loss--net .......................        (1.48%)          (1.07%)           (.59%)           (.68%)*
                                                ===============================================================
===============================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands) ...    $ 100,974        $ 118,858        $ 130,014        $ 145,568
                                                ===============================================================
Portfolio turnover of the Fund .............          .00%          186.21%          167.08%          175.43%
                                                ===============================================================
Portfolio turnover of the Portfolio ........        87.67%           93.95%          135.48%          138.73%
                                                ===============================================================

                                                                           Investor C
                                                ---------------------------------------------------------------
                                                                                                    For the
                                                                                                    Period
                                                            For the Year Ended                      Feb. 28,
The following per share data and ratios                         October 31,                         2003+ to
have been derived from information              -------------------------------------------        October 31,
provided in the financial statements.              2006             2005             2004             2003
===============================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .......    $   11.53        $   11.33        $   11.26        $   10.00
                                                ---------------------------------------------------------------
Investment loss--net .......................         (.18)@@          (.12)@@          (.07)            (.05)
Realized and unrealized gain--net ..........         1.86             1.30              .44             1.31
                                                ---------------------------------------------------------------
Total from investment operations ...........         1.68             1.18              .37             1.26
                                                ---------------------------------------------------------------
Less distributions from realized gain--net .         (.69)            (.98)            (.30)              --
                                                ---------------------------------------------------------------
Net asset value, end of period .............    $   12.52        $   11.53        $   11.33        $   11.26
                                                ===============================================================
===============================================================================================================
Total Investment Return**
---------------------------------------------------------------------------------------------------------------
Based on net asset value per share .........        15.03%           10.83%            3.37%           12.60%@
                                                ===============================================================
===============================================================================================================
Ratios to Average Net Assets++
---------------------------------------------------------------------------------------------------------------
Expenses, net of waiver ....................         2.56%            2.59%            2.59%            2.76%*
                                                ===============================================================
Expenses ...................................         3.03%            3.01%            2.91%            3.03%*
                                                ===============================================================
Investment loss--net .......................        (1.48%)          (1.05%)           (.61%)           (.68%)*
                                                ===============================================================
===============================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands) ...    $  63,864        $  69,261        $  82,398        $ 108,700
                                                ===============================================================
Portfolio turnover of the Fund .............          .00%          186.21%          167.08%          175.43%
                                                ===============================================================
Portfolio turnover of the Portfolio ........        87.67%           93.95%          135.48%          138.73%
                                                ===============================================================

*     Annualized.
**    Total investment returns exclude the effect of sales charges.
+     Commencement of operations.
++ Includes the Fund's share of the Portfolio's allocated expenses and/or investment income--net.
@     Aggregate total investment return.
@@    Based on average shares outstanding.

      See Notes to Financial Statements.


       BLACKROCK CORE PRINCIPAL PROTECTED FUND          OCTOBER 31, 2006      13

Notes to Financial Statements            BlackRock Core Principal Protected Fund

1. Significant Accounting Policies:

On September 29, 2006, Merrill Lynch Core Principal Protected Fund and Merrill Lynch Principal Protected Trust were renamed BlackRock Core Principal Protected Fund (the "Fund") and BlackRock Principal Protected Trust ("the Trust"). Under the Investment Company Act of 1940, as amended, the Fund is diversified and the Trust is registered as an open-end management investment company. The Fund invests all or a portion of its assets in Master Large Cap Core Portfolio (the "Portfolio"), which is a series of Master Large Cap Series Trust. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The percentage of the Portfolio owned by the Fund at October 31, 2006 was 4.8%. The Fund offers multiple classes of shares. Shares of the Fund were offered during the initial offering period but will not be offered during the Guarantee Period from February 28, 2003 through February 28, 2010 (the "Guarantee Maturity Date"), except in connection with reinvestment of dividends and distributions. The Fund will be offered on a continuous basis after the Guarantee Maturity Date. Effective October 2, 2006, Class I, Class A, Class B and Class C Shares were redesignated Institutional, Investor A, Investor B and Investor C Shares, respectively. Institutional Shares are sold only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B and Investor C Shares bear certain expenses related to the account maintenance of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its investments in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in Note 1(a) of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


14     BLACKROCK CORE PRINCIPAL PROTECTED FUND          OCTOBER 31, 2006

                                         BlackRock Core Principal Protected Fund

o Options -- The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

(c) Security transactions, investment income and expenses -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Investment transactions in the Portfolio are accounted for on a trade date basis. Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities. The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implication of FAS 157. At this time its impact on the Fund's financial statements has not been determined.

(g) Reclassifications -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $2,796,671 has been reclassified between paid-in capital in excess of par and accumulated net investment loss, and $96,078 has been reclassified between paid-in capital in excess of par and accumulated net realized capital gains allocated from the Portfolios as a result of permanent differences attributable to net operating losses and other permanent differences. These reclassifications have no effect on net assets or net asset values per share.


       BLACKROCK CORE PRINCIPAL PROTECTED FUND          OCTOBER 31, 2006      15

                                         BlackRock Core Principal Protected Fund

2. Investment Advisory Agreements and Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the Fund's investment adviser. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Fund has also entered into a separate Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .75% of the Fund's average daily net assets. FAM and/or the Manager has contractually agreed to waive its management fee by the amount of management fees the Fund pays FAM and/or the Manager indirectly through its investment in the Portfolio. For the period November 1, 2005 to September 29, 2006, FAM earned fees of $1,358,701, of which $844,189 was waived. For the period September 30, 2006 to October 31, 2006, the Manager earned fees of $121,797, of which $75,310 was waived. In addition, FAM and/or the Manager has entered into a contractual arrangement with the Fund under which the expenses incurred by each class of shares of the Fund (excluding distribution and/or account maintenance fees) will not exceed 1.99%. This arrangement has a one-year term and is renewable. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC, an affiliate of the Manager, under which the Manager pays the sub-advisor for services it provides a fee equal to 74% of the management fee paid by the Fund to the Manager.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                          Service   Distribution
                                                            Fee          Fee
--------------------------------------------------------------------------------
Investor A ..............................................  .25%          --
Investor B ..............................................  .25%         .75%
Investor C ..............................................  .25%         .75%
--------------------------------------------------------------------------------

Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and an affiliate of each of the Distributors, also provides account maintenance fees ("service fees") and distribution services to the Fund. The ongoing service fee compensates the Distributor and each broker-dealer (including MLPF&S) for providing account maintenance services to Investor A, Investor B and Investor C shareholders. The ongoing distribution fee compensates the Distributors and broker-dealers for providing shareholder and distribution-related services to Investor B and Investor C shareholders.


16     BLACKROCK CORE PRINCIPAL PROTECTED FUND          OCTOBER 31, 2006

                                         BlackRock Core Principal Protected Fund

For the year ended October 31, 2006, FAMD paid MLPF&S contingent deferred sales charges of $337,486 and $50 relating to transactions in Investor B and Investor C Shares, respectively.

BlackRock maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the period September 29, 2006 to October 31, 2006, the following amounts have been accrued by the Fund to reimburse BlackRock for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.

--------------------------------------------------------------------------------
                                                                Call Center Fees
--------------------------------------------------------------------------------
Institutional ..........................................................    $  7
Investor A .............................................................    $ 13
Investor B .............................................................    $108
Investor C .............................................................    $102
--------------------------------------------------------------------------------

The Trust, on behalf of the Fund, and the Manager have entered into a Financial Guarantee Agreement with Ambac Assurance Corporation ("Ambac"). The Financial Guarantee Agreement is intended to make sure that on the Guarantee Maturity Date, each shareholder of the Fund will be entitled to redeem his or her shares for an amount no less than the initial value of that shareholder's account (less expenses and sales charges not covered by the Financial Guarantee Agreement), provided that all dividends and distributions received from the Fund have been reinvested and no shares have been redeemed (the "Guaranteed Amount"). The Fund will pay to Ambac, under the Financial Guarantee Agreement, an annual fee equal to .625% of the Fund's average daily net assets during the Guarantee Period. If the value of the Fund's assets on the Guarantee Maturity Date is insufficient to result in the value of each shareholder's account being at least equal to the shareholder's Guaranteed Amount, Ambac will pay the Fund an amount sufficient to make sure that each shareholder's account can be redeemed for an amount equal to his or her Guaranteed Amount.

Effective September 29, 2006, PFPC, Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

For the year ended October 31, 2006, the Fund reimbursed FAM and the Manager $3,777 and $314, respectively, for certain accounting services.

Prior to September 29, 2006, certain officers and/or trustees of the Fund were officers and/or directors of FAM, FAMD, FDS, PSI, and/or Merrill Lynch.

Commencing September 29, 2006, certain officers and/or trustees of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions was $33,246,056 and $34,244,888 for the years ended October 31, 2006 and October 31, 2005, respectively.

Transactions in beneficial interest for each class were as follows:

-------------------------------------------------------------------------------
Institutional Shares for the Year                                      Dollar
Ended October 31, 2006                              Shares             Amount
-------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of distributions ..........            10,970       $    127,250
Shares redeemed ..........................          (154,237)        (1,859,945)
                                                -------------------------------
Net decrease .............................          (143,267)      $ (1,732,695)
                                                ===============================

-------------------------------------------------------------------------------
Institutional Shares for the Year                                      Dollar
Ended October 31, 2005                              Shares             Amount
-------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of distributions ..........            21,706       $    240,715
Shares redeemed ..........................          (280,520)        (3,188,749)
                                                -------------------------------
Net decrease .............................          (258,814)      $ (2,948,034)
                                                ===============================

-------------------------------------------------------------------------------
Investor A Shares for the Year                                         Dollar
Ended October 31, 2006                              Shares             Amount
-------------------------------------------------------------------------------
Shares converted* ........................           810,674       $  9,768,858
Shares issued to shareholders in
  reinvestment of distributions ..........            37,792            438,385
                                                -------------------------------
Total issued .............................           848,466         10,207,243
Shares redeemed ..........................          (310,493)        (3,745,822)
                                                -------------------------------
Net increase .............................           537,973       $  6,461,421
                                                ===============================


       BLACKROCK CORE PRINCIPAL PROTECTED FUND          OCTOBER 31, 2006      17

Notes to Financial Statements (concluded)
                                         BlackRock Core Principal Protected Fund

-------------------------------------------------------------------------------
Investor A Shares for the Year                                         Dollar
Ended October 31, 2005                              Shares             Amount
-------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of distributions ..........            80,389       $    891,509
Shares redeemed ..........................          (406,697)        (4,620,834)
                                                -------------------------------
Net decrease .............................          (326,308)      $ (3,729,325)
                                                ===============================

-------------------------------------------------------------------------------
Investor B Shares for the Year                                         Dollar
Ended October 31, 2006                              Shares             Amount
-------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of distributions ..........           561,268       $  6,482,761
Shares redeemed or converted* ............        (2,808,283)       (33,508,192)
                                                -------------------------------
Net decrease .............................        (2,247,015)      $(27,025,431)
                                                ===============================

-------------------------------------------------------------------------------
Investor B Shares for the Year                                         Dollar
Ended October 31, 2005                              Shares             Amount
-------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of distributions ..........           959,658       $ 10,604,221
Shares redeemed ..........................        (2,106,262)       (23,728,752)
                                                -------------------------------
Net decrease .............................        (1,146,604)      $(13,124,531)
                                                ===============================

-------------------------------------------------------------------------------
Investor C Shares for the Year                                         Dollar
Ended October 31, 2006                              Shares             Amount
-------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of distributions ..........           320,589       $  3,712,581
Shares redeemed ..........................        (1,229,286)       (14,661,932)
                                                -------------------------------
Net decrease .............................          (908,697)      $(10,949,351)
                                                ===============================

-------------------------------------------------------------------------------
Investor C Shares for the Year                                         Dollar
Ended October 31, 2005                              Shares             Amount
-------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of distributions ..........           579,383       $  6,407,980
Shares redeemed ..........................        (1,842,425)       (20,850,978)
                                                -------------------------------
Net decrease .............................        (1,263,042)      $(14,442,998)
                                                ===============================

* In September 2006, certain brokerages, including a wholly owned subsidiary of Merrill Lynch, entered into a remediation agreement with a regulatory organization, which among other things, permitted certain shareholders of Investor B Shares to convert their shares into the Fund's Investor A Shares.

4. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended October 31, 2006 and October 31, 2005 was as follows:

--------------------------------------------------------------------------------
                                                  10/31/2006         10/31/2005
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ........................       $  3,285,416       $  3,734,969
  Net long-term capital gains ............          8,683,838         16,256,508
                                                 -------------------------------
Total taxable distributions ..............       $ 11,969,254       $ 19,991,477
                                                 ===============================

As of October 31, 2006, the components of accumulated earnings on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed ordinary income -- net ............................    $        --
Undistributed long-term capital gains -- net ....................     16,544,251
                                                                     -----------
Total undistributed earnings -- net .............................     16,544,251
Capital loss carryforward .......................................             --
Unrealized gains -- net .........................................     41,714,581
                                                                     -----------
Total accumulated earnings -- net ...............................    $58,258,832
                                                                     ===========


18     BLACKROCK CORE PRINCIPAL PROTECTED FUND          OCTOBER 31, 2006

Report of Independent Registered Public Accounting Firm
                                         BlackRock Core Principal Protected Fund

To the Shareholders and Board of Trustees of BlackRock Principal Protected
Trust:

We have audited the accompanying statement of assets and liabilities of BlackRock Core Principal Protected Fund (formerly Merrill Lynch Core Principal Protected Fund), one of the series constituting BlackRock Principal Protected Trust (formerly Merrill Lynch Principal Protected Trust) (the "Trust"), as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the respective periods then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Core Principal Protected Fund of BlackRock Principal Protected Trust as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the respective periods then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 21, 2006

Important Tax Information (unaudited)

The following information is provided with respect to the ordinary income distributions paid by BlackRock Core Principal Protected Fund of BlackRock Principal Protected Trust to shareholders of record on December 12, 2005:

------------------------------------------------------------------------------------
Qualified Dividend Income for Individuals ................................     76.60%*
Dividends Qualifying for the Dividends Received Deduction for Corporations     76,79%*
Federal Obligation Interest ..............................................      9.30%***
Short-Term Capital Gain Dividends for Non-U.S. Residents .................    100.00%**
------------------------------------------------------------------------------------

* The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
** Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
*** The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Additionally, the Fund distributed long-term capital gains of $.506663 per share to shareholders of record on December 12, 2005.


       BLACKROCK CORE PRINCIPAL PROTECTED FUND          OCTOBER 31, 2006      19

Officers and Trustees of the Trust

                                                                                                       Number of
                                                                                                       Funds and
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held         Time                                                           Overseen by     Held by
Name        Address & Age  with Fund    Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  Vice Chairman and Director of BlackRock, Inc.,        122 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  Global Chief Investment Officer for Equities,         168 Portfolios
            08543-9011     Trustee               Chairman of the BlackRock Retail Operating
            Age: 52                              Committee, and member of the BlackRock Executive
                                                 Committee since 2006; President of the funds
                                                 advised by Merrill Lynch Investment Managers, L.P.
                                                 ("MLIM") and its affiliates ("MLIM/FAM-advised
                                                 funds") from 2005 to 2006 and Chief Investment
                                                 Officer thereof from 2001 to 2006; President of
                                                 MLIM and Fund Asset Management, L.P. ("FAM") from
                                                 2001 to 2006; Co-Head (Americas Region) thereof
                                                 from 2000 to 2001 and Senior Vice President from
                                                 1999 to 2001; President and Director of Princeton
                                                 Services, Inc. ("Princeton Services") since 2001;
                                                 President of Princeton Administrators, L.P.
                                                 ("Princeton Administrators") from 2001 to 2006;
                                                 Chief Investment Officer of OppenheimerFunds, Inc.
                                                 in 1999 and Executive Vice President thereof from
                                                 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which
                  BlackRock acts as investment adviser. Mr. Doll is an "interested person," as described in the Investment Company
                  Act, of the Fund based on his current and former positions with BlackRock, Inc. and its affiliates. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund
                  President, Mr. Doll serves at the pleasure of the Board of Trustees.

====================================================================================================================================
Independent Trustees*
------------------------------------------------------------------------------------------------------------------------------------
David O.    P.O. Box 9095  Trustee      2002 to  Professor of Finance and Economics at the Columbia    17 Funds        None
Beim**      Princeton, NJ               present  University Graduate School of Business since 1991;    24 Portfolios
            08543-9095                           Chairman of Outward Bound U.S.A. from 1997 to 2001;
            Age: 66                              Chairman of Wave Hill Inc. since 1990; Trustee of
                                                 Phillips Exeter Academy from 2002 to present.
------------------------------------------------------------------------------------------------------------------------------------
James T.    P.O. Box 9095  Trustee      2002 to  Chief Financial Officer of JPMorgan & Co., Inc.       17 Funds        None
Flynn       Princeton, NJ               present  from 1990 to 1995 and an employee of JPMorgan in      24 Portfolios
            08543-9095                           various capacities from 1967 to 1995.
            Age: 67
------------------------------------------------------------------------------------------------------------------------------------
W. Carl     P.O. Box 9095  Trustee      2002 to  Deputy Dean for Academic Affairs, Harvard Business    17 Funds        None
Kester      Princeton, NJ               present  School since 2006; Mizuho Financial Group,            24 Portfolios
            08543-9095                           Professor of Finance, Harvard Business School, Unit
            Age: 54                              Head, Finance since 2005; Senior Associate Dean and
                                                 Chairman of the MBA Program of Harvard Business
                                                 School, 1999 to 2005, Member of the faculty of
                                                 Harvard Business School since 1981. Independent
                                                 Consultant since 1978.
------------------------------------------------------------------------------------------------------------------------------------
Karen P.    P.O. Box 9095  Trustee      2002 to  President of Robards & Company, a financial           17 Funds        AtriCure,
Robards***  Princeton, NJ               present  advisory firm since 1987; formerly an investment      24 Portfolios   Inc. (medical
            08543-9095                           banker with Morgan Stanley for more than ten years;                   devices)
            Age: 56                              Director of Enable Medical Corp. from 1996 to 2005;
                                                 Director of AtriCure, Inc. since 2000; Director of
                                                 the Cooke Center for Learning and Development, a
                                                 not-for-profit organization, since 1987.
            ------------------------------------------------------------------------------------------------------------------------
            *     Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            **    Chairman of the Audit Committee.
            ***   Chair of the Board of Trustees.


20     BLACKROCK CORE PRINCIPAL PROTECTED FUND          OCTOBER 31, 2006

Officers and Trustees of the Trust (concluded)

                           Position(s)  Length of
                           Held         Time
Name        Address & Age  with Fund    Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         2002 to  Managing Director of BlackRock since 2006; Managing Director of MLIM and FAM in
Burke       Princeton, NJ  President    present  2006; First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer thereof
            08543-9011     and                   from 1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997.
            Age: 46        Treasurer
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Fund Chief   2004 to  Managing Director of BlackRock and Fund Chief Compliance Officer since 2006; Chief
Hiller      Princeton, NJ  Compliance   present  Compliance Officer of the MLIM/FAM-advised funds and First Vice President and Chief
            08543-9011     Officer               Compliance Officer of MLIM (Americas Region) from 2004 to 2006; Chief Compliance
            Age: 55                              Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
                                                 Investment Management from 2002 to 2004; Managing Director and Global Director of
                                                 Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                                 Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                                 Financial from 1995 to 2000; Senior Counsel in the Securities and Exchange
                                                 Commission's Division of Enforcement in Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director of BlackRock since 2006; Director (Legal Advisory) of MLIM from 2002 to
Pellegrino  Princeton, NJ               present  2006; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM from
            08543-9011                           1997 to 2006; Secretary of MLIM, FAM, FAM Distributors, Inc. and Princeton Services
            Age: 46                              from 2004 to 2006.
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Fund serve at the pleasure of the Board of Trustees.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-441-7762.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

PFPC Inc.
Wilmington, DE 19809


       BLACKROCK CORE PRINCIPAL PROTECTED FUND          OCTOBER 31, 2006      21

Portfolio Information as of October 31, 2006     Master Large Cap Core Portfolio

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
Exxon Mobil Corp. ......................................................  4.2%
JPMorgan Chase & Co. ...................................................  2.2
Chevron Corp. ..........................................................  2.1
Cisco Systems, Inc. ....................................................  2.0
Hewlett-Packard Co. ....................................................  1.8
General Electric Co. ...................................................  1.7
Morgan Stanley .........................................................  1.6
Goldman Sachs Group, Inc. ..............................................  1.5
Merck & Co., Inc. ......................................................  1.5
Walt Disney Co. ........................................................  1.4
--------------------------------------------------------------------------------

                                                                      Percent of
Sector Representation                                          Total Investments
--------------------------------------------------------------------------------
Information Technology ................................................  16.1%
Consumer Discretionary ................................................  15.7
Energy ................................................................  12.7
Health Care ...........................................................  11.9
Industrials ...........................................................  10.9
Financials ............................................................  10.5
Materials .............................................................   3.5
Consumer Staples ......................................................   3.4
Telecommunication Services ............................................   1.0
Other* ................................................................  14.3
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

                                                                      Percent of
Five Largest Industries                                               Net Assets
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels ...........................................  14.8%
Specialty Retail ......................................................   7.5
Health Care Providers & Services ......................................   7.3
Semiconductors & Semiconductor Equipment ..............................   5.8
Software ..............................................................   5.0
--------------------------------------------------------------------------------

      For Portfolio compliance purposes, the Portfolio's sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.


22     BLACKROCK CORE PRINCIPAL PROTECTED FUND          OCTOBER 31, 2006

Schedule of Investments                          Master Large Cap Core Portfolio

                                                    Shares
Sector  Industry      Common Stocks                   Held             Value
===============================================================================
Consumer Discretionary--18.4%
        Auto Components--0.6%
        The Goodyear Tire & Rubber Co. (c)(d)    1,610,000       $   24,681,300
        -----------------------------------------------------------------------
        Automobiles--1.9%
        General Motors Corp. (d)                 1,270,000           44,348,400
        Harley-Davidson, Inc. (d)                  440,000           30,197,200
                                                                 --------------
                                                                     74,545,600
        -----------------------------------------------------------------------
        Hotels, Restaurants &
        Leisure--0.6%
        Darden Restaurants, Inc. (d)               500,000           20,950,000
        -----------------------------------------------------------------------
        Media--3.9%
        Clear Channel Communications, Inc.         140,000            4,879,000
        The DIRECTV Group, Inc. (c)(d)           2,050,000           45,674,000
        Omnicom Group                              443,000           44,942,350
        Walt Disney Co. (d)                      1,780,000           55,998,800
                                                                 --------------
                                                                    151,494,150
        -----------------------------------------------------------------------
        Multiline Retail--3.9%
        Dillard's, Inc. Class A (d)                440,000           13,274,800
        Dollar Tree Stores, Inc. (c)                90,000            2,798,100
        JC Penney Co., Inc.                        600,000           45,138,000
        Kohl's Corp. (c)(d)                        660,000           46,596,000
        Nordstrom, Inc. (d)                        890,000           42,141,500
                                                                 --------------
                                                                    149,948,400
        -----------------------------------------------------------------------
        Specialty Retail--7.5%
        Abercrombie & Fitch Co. Class A            540,000           41,391,000
        American Eagle Outfitters (d)              890,000           40,762,000
        AnnTaylor Stores Corp. (c)                 770,000           33,895,400
        AutoNation, Inc. (c)(d)                    420,000            8,421,000
        Circuit City Stores, Inc.                1,370,000           36,962,600
        Dick's Sporting Goods, Inc. (c)(d)         140,000            6,966,400
        Office Depot, Inc. (c)                   1,020,000           42,829,800
        OfficeMax, Inc.                            260,000           12,370,800
        The Sherwin-Williams Co.                   400,000           23,692,000
        TJX Cos., Inc.                           1,470,000           42,556,500
                                                                 --------------
                                                                    289,847,500
        -----------------------------------------------------------------------
        Total Consumer Discretionary                                711,466,950
===============================================================================
Consumer Staples--3.9%
        Food & Staples Retailing--2.2%
        The Kroger Co.                           1,790,000           40,257,100
        Safeway, Inc.                            1,500,000           44,040,000
                                                                 --------------
                                                                     84,297,100
        -----------------------------------------------------------------------
        Food Products--1.0%
        Archer-Daniels-Midland Co.               1,027,500           39,558,750
        -----------------------------------------------------------------------
        Household Products--0.5%
        The Procter & Gamble Co.                   320,000           20,284,800
        -----------------------------------------------------------------------
        Tobacco--0.2%
        Altria Group, Inc.                         110,000            8,946,300
        -----------------------------------------------------------------------
        Total Consumer Staples                                      153,086,950
===============================================================================
Energy--14.8%
        Oil, Gas & Consumable
        Fuels--14.8%
        Anadarko Petroleum Corp.                   850,000           39,457,000
        Chevron Corp.                            1,220,000           81,984,000
        Devon Energy Corp.                         630,000           42,109,200
        Exxon Mobil Corp.                        2,260,000          161,409,200
        Frontier Oil Corp.                       1,370,000           40,278,000
        Holly Corp.                                830,000           39,474,800
        Marathon Oil Corp.                         560,000           48,384,000
        Occidental Petroleum Corp.               1,050,000           49,287,000
        Sunoco, Inc.                               483,300           31,960,629
        Tesoro Corp.                               620,000           39,642,800
        -----------------------------------------------------------------------
        Total Energy                                                573,986,629
===============================================================================
Financials--12.2%
        Capital Markets--4.3%
        The Bear Stearns Cos., Inc.                310,000           46,918,500
        Goldman Sachs Group, Inc. (d)              310,000           58,834,900
        Morgan Stanley                             816,000           62,366,880
                                                                 --------------
                                                                    168,120,280
        -----------------------------------------------------------------------
        Diversified Financial
        Services--4.1%
        Bank of America Corp.                      583,500           31,433,145
        Citigroup, Inc.                            860,000           43,137,600
        JPMorgan Chase & Co.                     1,800,000           85,392,000
                                                                 --------------
                                                                    159,962,745
        -----------------------------------------------------------------------
        Insurance--3.8%
        AMBAC Financial Group, Inc.                260,000           21,707,400
        The Allstate Corp.                         810,000           49,701,600
        American International Group, Inc.          60,000            4,030,200
        Prudential Financial, Inc.                 200,000           15,386,000
        Safeco Corp.                                80,000            4,655,200
        The St. Paul Travelers Cos., Inc.          723,400           36,987,442
        W.R. Berkley Corp.                         345,750           12,744,345
                                                                 --------------
                                                                    145,212,187
        -----------------------------------------------------------------------
        Total Financials                                            473,295,212
===============================================================================
Health Care--13.9%
        Health Care Equipment &
        Supplies--0.4%
        Becton Dickinson & Co.                     240,000           16,807,200
        -----------------------------------------------------------------------
        Health Care Providers &
        Services--7.3%
        AmerisourceBergen Corp.                    876,000           41,347,200
        Cardinal Health, Inc.                      624,000           40,840,800
        Caremark Rx, Inc.                          920,000           45,291,600
        Humana, Inc. (c)                           680,000           40,800,000
        Laboratory Corp. of America
          Holdings (c)(d)                          610,000           41,778,900
        McKesson Corp.                             740,000           37,066,600
        WellPoint, Inc. (c)                        504,000           38,465,280
                                                                 --------------
                                                                    285,590,380
        -----------------------------------------------------------------------
        Health Care Technology--0.6%
        Emdeon Corp. (c)                         1,918,000           22,344,700
        -----------------------------------------------------------------------


       BLACKROCK CORE PRINCIPAL PROTECTED FUND          OCTOBER 31, 2006      23

Schedule of Investments (continued)              Master Large Cap Core Portfolio

                                                    Shares
Sector  Industry      Common Stocks                   Held            Value
===============================================================================
        Health Care (concluded)
        Life Sciences Tools &
        Services--0.6%
        Applera Corp.--Applied
          Biosystems Group                         600,000       $   22,380,000
        -----------------------------------------------------------------------
        Pharmaceuticals--5.0%
        Forest Laboratories, Inc. (c)(d)           900,000           44,046,000
        Johnson & Johnson                          270,000           18,198,000
        King Pharmaceuticals, Inc. (c)(d)        1,211,000           20,260,030
        Merck & Co., Inc.                        1,240,000           56,320,800
        Pfizer, Inc.                             2,038,000           54,312,700
                                                                 --------------
                                                                    193,137,530
        -----------------------------------------------------------------------
        Total Health Care                                           540,259,810
===============================================================================
Industrials--12.7%
        Aerospace & Defense--3.6%
        Honeywell International, Inc.            1,150,000           48,438,000
        Lockheed Martin Corp.                      560,000           48,680,800
        Raytheon Co.                               867,200           43,316,640
                                                                 --------------
                                                                    140,435,440
        -----------------------------------------------------------------------
        Airlines--2.2%
        AMR Corp. (c)(d)                         1,490,000           42,226,600
        Continental Airlines, Inc. Class B
          (c)(d)                                 1,120,000           41,305,600
                                                                 --------------
                                                                     83,532,200
        -----------------------------------------------------------------------
        Commercial Services &
        Supplies--2.0%
        Covanta Holding Corp. (c)                  440,000            8,945,200
        Manpower, Inc.                             390,000           26,430,300
        Waste Management, Inc.                   1,168,000           43,776,640
                                                                 --------------
                                                                     79,152,140
        -----------------------------------------------------------------------
        Diversified Consumer
        Services--0.4%
        ITT Educational Services, Inc. (c)         220,000           15,169,000
        -----------------------------------------------------------------------
        Industrial Conglomerates--1.7%
        General Electric Co.                     1,840,000           64,602,400
        -----------------------------------------------------------------------
        Machinery--1.6%
        Cummins, Inc. (d)                          290,000           36,824,200
        Manitowoc Co.                              176,000            9,658,880
        Terex Corp. (c)                            150,000            7,764,000
        Toro Co.                                   210,000            9,063,600
                                                                 --------------
                                                                     63,310,680
        -----------------------------------------------------------------------
        Road & Rail--1.2%
        CSX Corp. (d)                            1,170,000           41,733,900
        Ryder System, Inc.                          90,000            4,738,500
                                                                 --------------
                                                                     46,472,400
        -----------------------------------------------------------------------
        Total Industrials                                           492,674,260
===============================================================================
Information Technology--18.8%
        Communications Equipment--3.4%
        Cisco Systems, Inc. (c)                  3,260,000           78,663,800
        Motorola, Inc.                           2,360,000           54,421,600
                                                                 --------------
                                                                    133,085,400
        -----------------------------------------------------------------------
        Computers & Peripherals--3.5%
        Hewlett-Packard Co.                      1,820,000           70,506,800
        International Business Machines Corp.      400,000           36,932,000
        NCR Corp. (c)                              653,000           27,112,560
                                                                 --------------
                                                                    134,551,360
        -----------------------------------------------------------------------
        Office Electronics--1.1%
        Xerox Corp. (c)                          2,570,000           43,690,000
        -----------------------------------------------------------------------
        Semiconductors & Semiconductor
        Equipment--5.8%
        Intersil Corp. Class A (d)               1,130,000           26,498,500
        LSI Logic Corp. (c)                      3,100,000           31,155,000
        Micron Technology, Inc. (c)              2,720,000           39,304,000
        National Semiconductor Corp. (d)         1,410,000           34,248,900
        Novellus Systems, Inc. (c)(d)            1,430,000           39,539,500
        Texas Instruments, Inc.                  1,710,000           51,607,800
                                                                 --------------
                                                                    222,353,700
        -----------------------------------------------------------------------
        Software--5.0%
        BEA Systems, Inc. (c)                    2,630,000           42,790,100
        BMC Software, Inc. (c)                   1,370,000           41,524,700
        Cadence Design Systems, Inc. (c)           410,000            7,322,600
        Compuware Corp. (c)                      1,110,000            8,924,400
        Intuit, Inc. (c)(d)                      1,220,000           43,066,000
        Microsoft Corp.                          1,130,000           32,442,300
        Oracle Corp. (c)                         1,000,000           18,470,000
                                                                 --------------
                                                                    194,540,100
        -----------------------------------------------------------------------
        Total Information Technology                                728,220,560
===============================================================================
Materials--4.1%
        Chemicals--0.3%
        Lyondell Chemical Co.                      430,000           11,038,100
        -----------------------------------------------------------------------
        Containers & Packaging--0.7%
        Pactiv Corp. (c)                           940,000           28,989,600
        -----------------------------------------------------------------------
        Metals & Mining--3.1%
        Carpenter Technology Corp. (d)             330,000           35,306,700
        Freeport-McMoRan Copper &
          Gold, Inc. Class B (d)                   650,000           39,312,000
        Nucor Corp.                                760,000           44,391,600
                                                                 --------------
                                                                    119,010,300
        -----------------------------------------------------------------------
        Total Materials                                             159,038,000
===============================================================================
Telecommunications Services--1.2%
        Diversified Telecommunication
        Services--1.2%
        Qwest Communications
          International Inc. (c)(d)              5,170,000           44,617,100
        -----------------------------------------------------------------------
        Total Telecommunications Services                            44,617,100
===============================================================================
        Total Common Stocks
        (Cost--$3,223,063,674)--100.0%                            3,876,645,471
===============================================================================

                   Short-Term                   Beneficial
                   Securities                     Interest
===============================================================================
        BlackRock Liquidity Series, LLC
          Money Market Series, 5.29%
          (a)(b)(e)                           $648,878,800          648,878,800
        -----------------------------------------------------------------------
        Total Short-Term Securities
        (Cost--$648,878,800)--16.7%                                 648,878,800
===============================================================================
        Total Investments (Cost--$3,871,942,474*)--116.7%         4,525,524,271

        Liabilities in Excess of Other Assets--(16.7%)             (648,885,481)
                                                                 --------------
        Net Assets--100.0%                                       $3,876,638,790
                                                                 ==============


24     BLACKROCK CORE PRINCIPAL PROTECTED FUND          OCTOBER 31, 2006

Schedule of Investments (concluded)              Master Large Cap Core Portfolio

* The cost and unrealized appreciation (depreciation) of investments as of October 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ..........................................  $3,883,911,354
                                                                 ==============
      Gross unrealized appreciation ...........................  $  685,050,214
      Gross unrealized depreciation ...........................     (43,437,297)
                                                                 --------------
      Net unrealized appreciation .............................  $  641,612,917
                                                                 ==============

(a) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                        Net             Interest
      Affiliates                                     Activity            Income
      --------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC
        Cash Sweep Series I                       $ (4,121,341)        $ 259,462
      BlackRock Liquidity Series, LLC
        Money Market Series                       $512,086,600         $ 460,320
      --------------------------------------------------------------------------

(b)   Security was purchased with the cash proceeds from securities loans.
(c)   Non-income producing security.
(d)   Security, or a portion of security, is on loan.
(e)   Represents the current yield as of October 31, 2006.
o For Portfolio compliance purposes, the Portfolio's sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease. Sectors and industries are shown as a percent of net assets. These sector and industry classifications are unaudited.

      See Notes to Financial Statements.


       BLACKROCK CORE PRINCIPAL PROTECTED FUND          OCTOBER 31, 2006      25

Statement of Assets and Liabilities              Master Large Cap Core Portfolio

As of October 31, 2006
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value (including securities loaned
             of $626,206,524) (identified cost--$3,223,063,674) .............................                       $ 3,876,645,471
            Investments in affiliated securities, at value (identified cost--$648,878,800) ..                           648,878,800
            Receivables:
               Securities sold ..............................................................    $    65,869,792
               Contributions ................................................................          9,549,945
               Dividends ....................................................................          1,904,103
               Securities lending ...........................................................             54,913
               Interest from affiliates .....................................................             10,215         77,388,968
                                                                                                 ---------------
            Prepaid expenses ................................................................                                58,616
                                                                                                                    ---------------
            Total assets ....................................................................                         4,602,971,855
                                                                                                                    ---------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
            Collateral on securities loaned, at value .......................................                           648,878,800
            Bank overdraft ..................................................................                               887,895
            Payables:
               Securities purchased .........................................................         67,230,509
               Withdrawals ..................................................................          7,496,924
               Investment adviser ...........................................................          1,545,237
               Other affiliates .............................................................             22,280         76,294,950
                                                                                                 ---------------
            Accrued expenses and other liabilities ..........................................                               271,420
                                                                                                                    ---------------
            Total liabilities ...............................................................                           726,333,065
                                                                                                                    ---------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets ......................................................................                       $ 3,876,638,790
                                                                                                                    ===============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
            Investors' capital ..............................................................                       $ 3,223,056,993
            Unrealized appreciation--net ....................................................                           653,581,797
                                                                                                                    ---------------
            Net Assets ......................................................................                       $ 3,876,638,790
                                                                                                                    ===============

      See Notes to Financial Statements.


26     BLACKROCK CORE PRINCIPAL PROTECTED FUND          OCTOBER 31, 2006

Statement of Operations                          Master Large Cap Core Portfolio

For the Year Ended October 31, 2006
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
            Dividends .......................................................................                       $    35,266,989
            Securities lending--net .........................................................                               460,320
            Interest from affiliates ........................................................                               259,462
                                                                                                                    ---------------
            Total income ....................................................................                            35,986,771
                                                                                                                    ---------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees ........................................................    $    15,513,784
            Accounting services .............................................................            575,677
            Custodian fees ..................................................................            166,270
            Trustees' fees and expenses .....................................................             95,643
            Professional fees ...............................................................             93,581
            Pricing fees ....................................................................              1,072
            Other ...........................................................................             63,937
                                                                                                 ---------------
            Total expenses ..................................................................                            16,509,964
                                                                                                                    ---------------
            Investment income--net ..........................................................                            19,476,807
                                                                                                                    ---------------
===================================================================================================================================
Realized & Unrealized Gain--Net
-----------------------------------------------------------------------------------------------------------------------------------
            Realized gain on investments--net ...............................................                           195,731,487
            Change in unrealized appreciation on investments--net ...........................                           289,376,493
                                                                                                                    ---------------
            Total realized and unrealized gain--net .........................................                           485,107,980
                                                                                                                    ---------------
            Net Increase in Net Assets Resulting from Operations ............................                       $   504,584,787
                                                                                                                    ===============

      See Notes to Financial Statements.


       BLACKROCK CORE PRINCIPAL PROTECTED FUND          OCTOBER 31, 2006      27

Statements of Changes in Net Assets              Master Large Cap Core Portfolio

                                                                                                         For the Year Ended
                                                                                                             October 31,
                                                                                                 ----------------------------------
Increase (Decrease) in Net Assets:                                                                     2006               2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income--net ..........................................................    $    19,476,807    $    16,926,054
            Realized gain--net ..............................................................        195,731,487        185,237,400
            Change in unrealized appreciation--net ..........................................        289,376,493        159,284,150
                                                                                                 ----------------------------------
            Net increase in net assets resulting from operations ............................        504,584,787        361,447,604
                                                                                                 ----------------------------------
===================================================================================================================================
Capital Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Proceeds from contributions .....................................................      1,448,673,363      1,040,896,976
            Fair value of withdrawals .......................................................       (743,318,106)      (566,946,131)
                                                                                                 ----------------------------------
            Net increase in net assets derived from capital transactions ....................        705,355,257        473,950,845
                                                                                                 ----------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Total increase in net assets ....................................................      1,209,940,044        835,398,449
            Beginning of year ...............................................................      2,666,698,746      1,831,300,297
                                                                                                 ----------------------------------
            End of year .....................................................................    $ 3,876,638,790    $ 2,666,698,746
                                                                                                 ==================================

      See Notes to Financial Statements

Financial Highlights                             Master Large Cap Core Portfolio

                                                                                  For the Year Ended
                                                                                      October 31,
The following ratios have been derived from           ------------------------------------------------------------------------------
information provided in the financial statements.         2006            2005            2004            2003             2002
====================================================================================================================================
Total Investment Return
------------------------------------------------------------------------------------------------------------------------------------
            Total investment return ................        17.32%          18.35%           9.61%          25.11%           (8.13%)
                                                      ==============================================================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
            Expenses ...............................          .49%            .51%            .52%            .54%             .57%
                                                      ==============================================================================
            Investment income--net .................          .58%            .72%            .57%            .48%             .83%
                                                      ==============================================================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands)  $ 3,876,639     $ 2,666,699     $ 1,831,300     $ 1,454,109      $   873,704
                                                      ==============================================================================
            Portfolio turnover .....................        87.67%          93.95%         135.48%         138.73%          150.18%
                                                      ==============================================================================

      See Notes to Financial Statements.


28     BLACKROCK CORE PRINCIPAL PROTECTED FUND          OCTOBER 31, 2006

Notes to Financial Statements                    Master Large Cap Core Portfolio

1. Significant Accounting Policies:

Master Large Cap Core Portfolio (the "Portfolio") is a series of Master Large Cap Series Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolio, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments -- Equity securities held by the Portfolio that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in over-the-counter ("OTC") markets, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in OTC markets are valued at the last available asked price. Portfolio securities that are traded both in OTC markets and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Manager believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Portfolio employs pricing services to provide certain securities prices for the Portfolio. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Portfolio, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees of the Trust. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Portfolio are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Board of Trustees of the Trust or by the Manager using a pricing service and/or procedures approved by the Board of Trustees of the Trust.


       BLACKROCK CORE PRINCIPAL PROTECTED FUND          OCTOBER 31, 2006      29

Notes to Financial Statements (continued)        Master Large Cap Core Portfolio

(b) Derivative financial instruments -- The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Portfolio may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Portfolio may purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

(c) Income taxes -- The Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code.

(d) Security transactions and investment income -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(e) Securities lending -- The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio


30     BLACKROCK CORE PRINCIPAL PROTECTED FUND          OCTOBER 31, 2006

Notes to Financial Statements (continued)        Master Large Cap Core Portfolio

also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(f) Bank overdraft -- The Portfolio recorded a bank overdraft, which resulted from management estimates of available cash.

(g) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on the Portfolio's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implication of FAS 157. At this time its impact on the Portfolio's financial statements has not been determined.

2. Investment Advisory Agreement and Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers ("MLIM") and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 15, 2006, the shareholders of each of the investors of the Portfolio approved a new Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Trust, on behalf of the Portfolio and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the Port folio's investment adviser. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner.

The Manager is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at an annual rate of .50% of the average daily value of the Portfolio's net assets not exceeding $1 billion and .45% of average daily net assets in excess of $1 billion. Effective May 9, 2006, the Manager has contractually agreed to implement an additional breakpoint for a portion of its investment advisory fee. For such services, the Portfolio pays a monthly fee at an annual rate of .50% of the average daily net assets not exceeding $1 billion, ..45% of average daily net assets in excess of $1 billion but not exceeding $5 billion and .40% of average daily net assets in excess of $5 billion.

In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides to the Portfolio a fee equal to 74% of the management fee paid by the Portfolio to the Manager.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of the Manager, or its affiliates. As of October 31, 2006, the Portfolio lent securities with a value of $257,949,987 to MLPF&S or its affiliates.


       BLACKROCK CORE PRINCIPAL PROTECTED FUND          OCTOBER 31, 2006      31

Notes to Financial Statements (concluded)        Master Large Cap Core Portfolio

Pursuant to that order, the Portfolio has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended October 31, 2006, BIM received $197,604 in securities lending agent fees.

For the year ended October 31, 2006, the Fund reimbursed FAM and the Manager $67,319 and $5,570, respectively, for certain accounting services.

Prior to September 29, 2006, certain officers and/or trustees of the Trust were officers and/or trustees of FAM, PSI, MLAM U.K., Merrill Lynch, MLIM, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or trustees of the Trust are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2006 were $3,600,544,853 and $2,914,034,828, respectively.

4. Short-Term Borrowings:

The Portfolio, along with certain other funds managed by the Manager and its affiliates (or FAM and its affiliates), is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006 and was subsequently renewed for one year under substantially the same terms. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .07% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Portfolio's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Portfolio did not borrow under the credit agreement during the year ended October 31, 2006.

5. Acquisition:

On August 28, 2006, an investor of the Portfolio acquired all of the net assets of Merrill Lynch Disciplined Equity Fund, Inc. pursuant to a plan of reorganization. As a result of the reorganization, which included $4,652,234 of net unrealized appreciation, the Portfolio received an in-kind contribution of portfolio securities.


32     BLACKROCK CORE PRINCIPAL PROTECTED FUND          OCTOBER 31, 2006

Report of Independent Registered Public Accounting Firm
                                                 Master Large Cap Core Portfolio

To the Investors and Board of Trustees of Master Large Cap Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Master Large Cap Core Portfolio, one of the portfolios constituting Master Large Cap Series Trust (the "Trust"), as of October 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Large Cap Core Portfolio of Master Large Cap Series Trust as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 21, 2006


       BLACKROCK CORE PRINCIPAL PROTECTED FUND          OCTOBER 31, 2006      33

Officers and Trustees of Master Large Cap Series Trust

                                                                                                       Number of
                                                                                                       Funds and
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Trust        Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  Vice Chairman and Director of BlackRock, Inc.,        122 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  Global Chief Investment Officer for Equities,         168 Portfolios
            08543-9011     Trustee               Chairman of the BlackRock Retail Operating
            Age: 52                              Committee, and member of the BlackRock Executive
                                                 Committee since 2006; President of the Funds
                                                 advised by Merrill Lynch Investment Managers, L.P.
                                                 ("MLIM") and its affiliates ("MLIM/FAM-advised
                                                 funds") from 2005 to 2006 and Chief Investment
                                                 Officer thereof from 2001 to 2006; President of
                                                 MLIM and Fund Asset Management, L.P. ("FAM") from
                                                 2001 to 2006; Co-Head (Americas Region) thereof
                                                 from 2000 to 2001 and Senior Vice President from
                                                 1999 to 2001; President and Director of Princeton
                                                 Services, Inc. ("Princeton Services") since 2001;
                                                 President of Princeton Administrators, L.P.
                                                 ("Princeton Administrators") from 2001 to 2006;
                                                 Chief Investment Officer of OppenheimerFunds, Inc.
                                                 in 1999 and Executive Vice President thereof from
                                                 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which
                  BlackRock acts as investment adviser. Mr. Doll is an "interested person," as described in the Investment Company
                  Act, of the Trust based on his current and former positions with BlackRock, Inc. and its affiliates. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund
                  President, Mr. Doll serves at the pleasure of the Board of Trustees.
            ------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
Independent Trustees*
------------------------------------------------------------------------------------------------------------------------------------
James H.    P.O. Box 9095  Trustee      1999 to  Director, The China Business Group, Inc. since 1996   37 Funds        None
Bodurtha**  Princeton, NJ               present  and Executive Vice President thereof from 1996 to     57 Portfolios
            08543-9095                           2003; Chairman of the Board, Berkshire Holding
            Age: 62                              Corporation since 1980; Partner, Squire, Sanders &
                                                 Dempsey from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9095  Trustee      2005 to  Professor, Harvard University since 1992;             37 Funds        None
Froot       Princeton, NJ               present  Professor, Massachusetts Institute of Technology      57 Portfolios
            08543-9095                           from 1986 to 1992.
            Age: 49
------------------------------------------------------------------------------------------------------------------------------------


34     BLACKROCK CORE PRINCIPAL PROTECTED FUND          OCTOBER 31, 2006

                                                                                                       Number of
                                                                                                       Funds and
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Trust        Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Independent Trustees* (continued)
------------------------------------------------------------------------------------------------------------------------------------
Joe         P.O. Box 9095  Trustee      2002 to  Member of the Committee of Investment of Employee     37 Funds        Kimco
Grills**    Princeton, NJ               present  Benefit Assets of the Association of Financial        57 Portfolios   Realty
            08543-9095                           Professionals ("CIEBA") since 1986; Member of                         Corporation
            Age: 71                              CIEBA's Executive Committee since 1988 and its
                                                 Chairman from 1991 to 1992; Assistant Treasurer of
                                                 International Business Machines Corporation ("IBM")
                                                 and Chief Investment Officer of IBM Retirement
                                                 Funds from 1986 to 1993; Member of the Investment
                                                 Advisory Committee of the State of New York Common
                                                 Retirement Fund since 1989; Member of the
                                                 Investment Advisory Committee of the Howard Hughes
                                                 Medical Institute from 1997 to 2000; Director, Duke
                                                 University Management Company from 1992 to 2004,
                                                 Vice Chairman thereof from 1998 to 2004, and
                                                 Director Emeritus thereof since 2004; Director,
                                                 LaSalle Street Fund from 1995 to 2001; Director,
                                                 Kimco Realty Corporation since 1997; Member of the
                                                 Investment Advisory Committee of the Virginia
                                                 Retirement System since 1998, Vice Chairman thereof
                                                 from 2002 to 2005, and Chairman thereof since 2005;
                                                 Director, Montpelier Foundation since 1998 and its
                                                 Vice Chairman since 2000; Member of the Investment
                                                 Committee of the Woodberry Forest School since
                                                 2000; Member of the Investment Committee of the
                                                 National Trust for Historic Preservation since
                                                 2000.
------------------------------------------------------------------------------------------------------------------------------------
Herbert I.  P.O. Box 9095  Trustee      1999 to  Chairman of the Board of Directors of Vigilant        37 Funds        None
London      Princeton, NJ               present  Research, Inc. since 2006; Member of the Board of     57 Portfolios
            08543-9095                           Directors for Grantham University since 2006;
            Age: 67                              Director of AIMS since 2006; Director of Reflex
                                                 Security since 2006; Director of InnoCentive, Inc.
                                                 since 2006; Director of Cerego, LLC since 2005;
                                                 Professor Emeritus, New York University since 2005;
                                                 John M. Olin Professor of Humanities, New York
                                                 University from 1993 to 2005; and Professor thereof
                                                 from 1980 to 2005; President, Hudson Institute
                                                 since 1997 and Trustee thereof since 1980; Dean,
                                                 Gallatin Division of New York University from 1976
                                                 to 1993; Distinguished Fellow, Herman Kahn Chair,
                                                 Hudson Institute from 1984 to 1985; Director, Damon
                                                 Corp. from 1991 to 1995; Overseer, Center for Naval
                                                 Analyses from 1983 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Roberta     P.O. Box 9095  Trustee      1999 to  Shareholder, Modrall, Sperling, Roehl, Harris &       37 Funds        None
Cooper      Princeton, NJ               present  Sisk, P.A. since 1993; President, American Bar        57 Portfolios
Ramo        08543-9095                           Association from 1995 to 1996 and Member of the
            Age: 64                              Board of Governors thereof from 1994 to 1997;
                                                 Shareholder, Poole, Kelly & Ramo, Attorneys at Law,
                                                 P.C. from 1977 to 1993; Director of ECMC Group
                                                 (service provider to students, schools and lenders)
                                                 since 2001; Director, United New Mexico Bank (now
                                                 Wells Fargo) from 1983 to 1988; Director, First
                                                 National Bank of New Mexico (now Wells Fargo) from
                                                 1975 to 1976; Vice President, American Law
                                                 Institute since 2004.


       BLACKROCK CORE PRINCIPAL PROTECTED FUND          OCTOBER 31, 2006      35

Officers and Trustees of Master Large Cap Series Trust (concluded)

                                                                                                       Number of
                                                                                                       Funds and
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Trust        Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Independent Trustees* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Robert S.   P.O. Box 9095  Trustee      2002 to  Principal of STI Management (investment adviser)      37 Funds        None
Salomon,    Princeton, NJ               present  from 1994 to 1995; Chairman and CEO of Salomon        57 Portfolios
Jr.         08543-9095                           Brothers Asset Management Inc. from 1992 to 1995;
            Age: 69                              Chairman of Salomon Brothers Equity Mutual Funds
                                                 from 1992 to 1995; regular columnist with Forbes
                                                 Magazine from 1992 to 2002; Director of Stock
                                                 Research and U.S. Equity Strategist at Salomon
                                                 Brothers Inc. from 1975 to 1991; Trustee,
                                                 Commonfund from 1980 to 2001.
            ------------------------------------------------------------------------------------------------------------------------
            *     Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            **    Co-Chairman of the Board of Trustees and the Audit Committee.
------------------------------------------------------------------------------------------------------------------------------------

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Trust        Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Trust Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1999 to  Managing Director of BlackRock since 2006; Managing Director of MLIM and FAM in
Burke       Princeton, NJ  President    present  2006; First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer thereof
            08543-9011     and                   from 1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997.
            Age: 46        Treasurer
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Fund Chief   2004 to  Managing Director of BlackRock and Fund Chief Compliance Officer since 2006; Chief
Hiller      Princeton, NJ  Compliance   present  Compliance Officer of the MLIM/FAM-advised funds and First Vice President and Chief
            08543-9011     Officer               Compliance Officer of MLIM (Americas Region) from 2004 to 2006; Chief Compliance
            Age: 55                              Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
                                                 Investment Management from 2002 to 2004; Managing Director and Global Director of
                                                 Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                                 Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                                 Financial from 1995 to 2000; Senior Counsel in the Securities and Exchange
                                                 Commission's Division of Enforcement in Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director of BlackRock since 2006; Director (Legal Advisory) of MLIM from 2002 to
Pellegrino  Princeton, NJ               present  2006; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM from
            08543-9011                           1997 to 2006; Secretary of MLIM, FAM, FAM Distributors, Inc. and Princeton Services
            Age: 46                              from 2004 to 2006.
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Trust serve at the pleasure of the Board of Trustees.
            ------------------------------------------------------------------------------------------------------------------------
            Further information about the Trust's Officers and Trustees is available in the Trust's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-441-7762.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


36     BLACKROCK CORE PRINCIPAL PROTECTED FUND          OCTOBER 31, 2006

Disclosure of Investment Advisory Agreement

Disclosure of FAM Investment Advisory Agreements

The Board of Trustees of the Trust (the "Fund Board") met in May 2006 to consider approval of the investment advisory agreement between the Trust, on behalf of the Fund, and Fund Asset Management, L.P. ("FAM"), the Fund's investment adviser at that time. The Fund invests a portion of its assets into Master Cap Core Portfolio of the Master Large Cap Series Trust (the "Portfolio"). The Board of Trustees of the Master Large Cap Series Trust (the "Portfolio Board"), the members of which are different from the Fund Board, met in June 2006 to consider approval of the Portfolio's investment advisory agreement with FAM, the Portfolio's investment adviser at that time, and the sub-advisory agreement on behalf of the Portfolio between FAM and Merrill Lynch Asset Management U.K. Limited, an affiliate.

Activities and Composition of the Boards

All but one member of the Fund Board is an independent trustee, whose only affiliation with FAM or other Merrill Lynch affiliates was as a trustee of the Fund and as a director or trustee of certain other funds advised by FAM or its affiliates. All but one member of the Portfolio Board is an independent trustee, whose only affiliation with FAM or other Merrill Lynch affiliates was as a trustee of the Portfolio and as a director or trustee of certain other funds advised by FAM or its affiliates. The Chairman of the Fund Board and the Co-chairmen of the Portfolio Board are independent trustees. New trustee nominees for each Board are chosen by a Nominating Committee comprised entirely of independent trustees. All independent trustees also are members of the pertinent Board's Audit Committee, and the independent trustees meet in executive session at each in-person Board meeting. Each Board and each Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings and some of which are informational meetings. Independent counsel to the each group of independent trustees attends all in-person Board and Audit Committee meetings and other meetings at the independent trustees' request.

FAM Investment Advisory Agreements -- Matters Considered by the Boards

Every year, the Portfolio Board considers approval of the Portfolio's investment advisory agreement and any sub- advisory agreement. Every year, the Fund Board considers approval of the Fund's investment advisory agreement, taking into consideration the Portfolio's investment advisory and sub-advisory agreements. Each Board, as pertinent, assesses the nature, scope and quality of the services provided to the Fund or the Portfolio by the personnel of the investment adviser, the sub-adviser and their affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. Each Board, as pertinent, also receives and assesses information regarding the services provided to the Fund or the Portfolio by certain unaffiliated service providers.

At various times throughout the year, each Board also considers a range of information in connection with its oversight of the services provided by the investment adviser and its affiliates, including the sub-adviser. Among the matters considered, as pertinent, are: (a) fees (in addition to management fees) paid to the investment adviser and its affiliates by the Fund or the Portfolio;
(b) Fund or Portfolio operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's or the Portfolio's investment objective, policies and restrictions, and the Fund's or the Portfolio's compliance with its Code of Ethics and compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the investment adviser and its affiliates.

Each Board noted its view of FAM as one of the most experienced global asset management firms and considered the overall services provided by FAM to be of high quality. Each Board also noted its view of FAM as financially sound and well managed and noted FAM's affiliation with one of America's largest financial firms. Each Board works closely with the investment adviser in overseeing the investment adviser's efforts to achieve good performance. As part of this effort, each Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the investment adviser taking steps such as changing investment personnel.

Annual Consideration of Approval by the Boards

In the period prior to the Board meeting to consider renewal of the pertinent investment advisory agreement and/or sub-advisory agreement, each Board requests and receives materials specifically relating to the investment advisory agreement and/or sub-advisory agreement. These materials include, as pertinent,
(a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses, investment performance and leverage of the Fund or Portfolio as compared to a comparable group of funds as classified by Lipper; (b) sales


       BLACKROCK CORE PRINCIPAL PROTECTED FUND          OCTOBER 31, 2006      37

Disclosure of Investment Advisory Agreement (concluded)

and redemption data for the Fund or Portfolio; (c) a discussion by the Fund's or the Portfolio's portfolio management team regarding investment strategies used by the Fund or the Portfolio during its most recent fiscal year; (d) information on the profitability to the investment adviser and its affiliates of the investment advisory agreements, the sub-advisory agreement and other relationships with the Fund or the Portfolio; and (e) information provided by the investment adviser concerning investment advisory fees charged to other clients, such as retail insurance funds or retail offshore funds, under similar investment mandates. Since the Portfolio's sub-advisory services were provided by an affiliate of FAM and no additional fee is paid for these services, the Portfolio Board considered the existing sub-advisory agreement and the Portfolio's investment advisory agreement together. Each Board also considers, as pertinent, other matters it deems important to the approval process, such as payments made for services related to the valuation and pricing of Fund or Portfolio portfolio holdings, allocation of Fund or Portfolio brokerage fees (including the related benefits to the investment adviser of "soft dollars"), the Fund's or Portfolio's portfolio turnover statistics, and direct and indirect benefits to the investment adviser, the sub-adviser and their affiliates from their relationship with the Fund or the Portfolio. Neither Board identified any particular information as controlling, and each member of the Boards attributed different weights to the various items considered.

Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's investment advisory agreement with FAM in May 2006 and the Portfolio's investment advisory agreement with FAM and the sub-advisory agreement in June 2006 (together, the "FAM Investment Advisory Agreements"), the respective independent trustees' and Board's review included, as pertinent, the following:

Services Provided by the Investment Adviser -- Each Board reviewed the nature, extent and quality of services provided by FAM, including the investment advisory services and the resulting performance of the Fund or Portfolio. Each Board focused primarily on FAM's investment advisory services and the Fund's or the Portfolio's investment performance. Each Board, as pertinent, compared Fund or Portfolio performance -- both including and excluding the effects of the Fund's or the Portfolio's fees and expenses -- to the performance of a comparable group of funds and the performance of a relevant index or combination of indexes. While each Board reviews performance data at least quarterly, consistent with the investment adviser's investment goals, each Board attaches more importance to performance over relatively long periods of time, typically three to five years, or a shorter period in the case of a fund that has been in existence less than five years. According to Lipper's ranking of all retain and institutional balanced target maturity funds, the Fund Board noted that for the periods ended February 28, 2006, the Fund's performance after fees and expenses ranked in the first quintile for each of the one-year and three-year periods. Each Board concluded that the nature and quality of the services supported the continuation of the pertinent FAM Investment Advisory Agreement.

FAM's Personnel and Investment Process -- Each Board reviews at least annually, as pertinent, the Fund's or the Portfolio's investment objectives and strategies. Each Board discussed with FAM's senior management responsible for investment operations and the senior management of FAM's equity investing group the strategies being used to achieve the stated objectives. Among other things, each Board considered the size, education and experience of FAM's investment staff, its use of technology, and FAM's approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board also reviewed FAM's compensation policies and practices with respect to the Fund's and the Portfolio's portfolio manager. Each Board also considered the experience of the Fund's and the Portfolio's portfolio manager and noted that Mr. Doll has more than 20 years' experience in portfolio management. The Boards considered the extensive experience of FAM and its investment staff in analyzing and managing the types of investments used by the Funds. The Boards concluded that the Fund and the Portfolio benefit from that experience.

Management Fees and Other Expenses -- Each Board reviewed, as pertinent, the Fund's or the Portfolio's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. Each Board also compared the Fund's or the Portfolio's total expenses to those of other comparable funds. Each Board considered the services provided to and the fees charged by FAM to other types of clients with similar investment mandates, including, in the case of the Fund, a retail fund, retail insurance funds, retail offshore funds, institutional clients, sub-advised funds and separate accounts. The Fund Board noted that the fees charged to the retail fund were comparable to, the fees charged to the retail insurance funds were lower than and the fees charged to the retail offshore funds and the separate


38     BLACKROCK CORE PRINCIPAL PROTECTED FUND          OCTOBER 31, 2006
accounts were higher than the fees being charged to the Fund. The Fund Board also noted that the fees charged to the institutional clients and the sub-advised funds were less than the fees being charged to the Fund but determined that FAM generally provided less extensive services to such clients. The Fund Board noted that the Fund's contractual management fee rate and actual management fee rate were higher than the medians of such fees charged by comparable funds, as determined by Lipper, while the Fund's total expenses were slightly higher than the median of total expenses for comparable funds. Each Board concluded, as pertinent, that the Fund's or the Portfolio's management fee rate and overall expense ratio were reasonable compared to those of other comparable funds.

Profitability -- Each Board considers, as pertinent, the cost of the services provided to the Fund or the Portfolio by the investment adviser and the investment adviser's and its affiliates' profits relating to the management and/or distribution of the Fund or the Portfolio and the funds advised by the investment manager and its affiliates. As part of its analysis, each Board reviewed FAM's methodology in allocating its costs to the management of the Fund or the Portfolio and concluded that there was a reasonable basis for the allocation. Each Board concluded that the profits of FAM and its affiliates were acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale -- Each Board considered, as pertinent, the extent to which economies of scale might be realized as the assets of the Fund or the Portfolio increase and whether there should be changes in the management fee rate or structure in order to enable the Fund or the Portfolio to participate in these economies of scale. The Boards noted that the Portfolio's management fee schedule included contractual and voluntary breakpoints that reduce the management fee rate as the Portfolio's assets increase above certain levels. The Fund Board also considered FAM's agreement to waive the Fund's advisory fee by the amount it pays FAM indirectly through its investment in the Portfolio. The Fund Board also noted that if all the Fund's assets are irreversibly allocated to the Fund's Protection Component under the terms of the Financial Guarantee Agreement, the Fund's management fee would be reduced to 0.25%. Each Board determined that the management fee structure of the Fund or the Portfolio, as pertinent, was reasonable and that no changes were currently necessary.

Conclusion

After the independent trustees of each Board deliberated in executive session, the entire Board of the Fund and the entire Board of the Portfolio, including all of each Board's independent trustees, approved the renewal of the pertinent FAM Investment Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.

Disclosure of New Investment Advisory Agreement

New BlackRock Investment Advisory Agreements -- Matters Considered by the Boards

In connection with the combination of Merrill Lynch's investment advisory business, including Fund Asset Management, L.P. (the "Previous Investment Adviser"), with that of BlackRock, Inc. ("BlackRock") to create a new independent company ("New BlackRock") (the "Transaction"), the Board of Trustees of the Trust (the "Fund Board") considered and approved a new investment advisory agreement between the Trust, on behalf of the Fund, and BlackRock Advisors, LLC ("BlackRock Advisors"). The Board of Trustees of Master Large Cap Core Portfolio (the "Portfolio"), the master fund into which the Fund invests a portion of its assets (the "Portfolio Board"), the members of which are different from the Fund Board, also considered and approved a new investment advisory agreement with BlackRock Advisors (together with the Fund's new investment advisory agreement, the "BlackRock Investment Advisory Agreements"). Fund shareholders and Portfolio shareholders subsequently approved the pertinent BlackRock Investment Advisory Agreement and each BlackRock Investment Advisory Agreement became effective on September 29, 2006, replacing the corresponding investment advisory agreement with the Previous Investment Adviser (each, a "Previous Investment Advisory Agreement").

Each Board discussed the pertinent BlackRock Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. Each Board, including the independent trustees, approved the pertinent BlackRock Investment Advisory Agreement at an in-person meeting


       BLACKROCK CORE PRINCIPAL PROTECTED FUND          OCTOBER 31, 2006      39
held on May 9, 2006, in the case of the Portfolio Board, and May 10, 2006, in the case of the Trust Board.

To assist each Board in its consideration of the pertinent BlackRock Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent trustees, through their respective independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the pertinent BlackRock Investment Advisory Agreement. The additional information was provided in advance of the May 9, 2006 and May 10, 2006 meetings. In addition, the independent trustees consulted with their respective counsel and Fund or Portfolio counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the trustees' deliberations.

At the Board meetings, the trustees discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Trust. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Boards. The trustees also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Previous Investment Adviser, and of its affiliates, to be transferred to BlackRock in connection with the Transaction. The independent trustees of each Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, each Board's independent trustees met in executive sessions with their counsel to consider the pertinent BlackRock Investment Advisory Agreement.

In connection with each Board's review of the pertinent BlackRock Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the trustees about a variety of matters. The advice included the following, among other matters:

o that there was not expected to be any diminution in the nature, quality and extent of services provided to the Fund or the Portfolio and their shareholders by BlackRock Advisors, including compliance services;

o that operation of New BlackRock as an independent investment management firm would enhance its ability to attract and retain talented professionals;

o that the Fund and the Portfolio were expected to benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

o that BlackRock had no present intention to alter any applicable expense waivers or reimbursements that were currently in effect and, while it reserved the right to do so in the future, it would seek the approval of the pertinent Board before making any changes;

o that in connection with the Transaction, Merrill Lynch and BlackRock had agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Previous Investment Adviser (or affiliates), respectively; and

o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they had a financial interest in the matters being considered that was different from that of Fund or Portfolio shareholders.

In addition, BlackRock agreed to assume all agreements and obligations of the Previous Investment Adviser necessary to ensure the continuation of the financial guarantee insurance policy provided to the Trust by Ambac Assurance Corporation.

Each Board considered, as pertinent, the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

o the potential benefits to shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

o     the compliance policies and procedures of BlackRock Advisors;


40     BLACKROCK CORE PRINCIPAL PROTECTED FUND          OCTOBER 31, 2006

o the terms and conditions of the pertinent BlackRock Investment Advisory Agreement, including the fact that the schedule of the Fund's or Portfolio's total advisory fees would not increase under the BlackRock Investment Advisory Agreement, but would remain the same, or, with respect to the Portfolio, because an additional breakpoint was added to the advisory fee schedule, the average fee rate could be lower if the Portfolio grows in size;

o that in May 2005, in the case of the Fund, and in June 2005, in the case of the Portfolio, the corresponding Board had performed a full annual review of the pertinent Previous Investment Advisory Agreement, as required by the 1940 Act, and had determined that the Previous Investment Adviser had the capabilities, resources and personnel necessary to provide the advisory and administrative services that were then being provided to the Fund or the Portfolio; and that the advisory and/or management fees paid by the Fund or the Portfolio, taking into account any applicable agreed-upon fee waivers and breakpoints, had represented reasonable compensation to the Previous Investment Adviser in light of the services provided, the costs to the Previous Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the trustees had considered relevant in the exercise of their reasonable judgment; and

o that Merrill Lynch had agreed to pay all expenses of the Fund or the Portfolio in connection with the corresponding Board's consideration of the BlackRock Investment Advisory Agreement and related agreements and all costs of shareholder approval of the BlackRock Investment Advisory Agreement and as a result the Fund or the Portfolio would bear no costs in obtaining shareholder approval of the corresponding BlackRock Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the pertinent BlackRock Investment Advisory Agreement, each Board assessed the nature, quality and scope of the services to be provided to the Fund or the Portfolio by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the pertinent BlackRock Investment Advisory Agreement, each Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund or the Portfolio; (b) Fund or Portfolio operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's or the Portfolio's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meeting to consider renewal of the pertinent Previous Investment Advisory Agreement, each Board had requested and received materials specifically relating to the Previous Investment Advisory Agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund or the Portfolio as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Fund's or the Portfolio's portfolio management team on investment strategies used by the Fund or the Portfolio during its most recent fiscal year; (c) information on the profitability to the Previous Investment Adviser of the Previous Investment Advisory Agreement and other payments received by the Previous Investment Adviser and its affiliates from the Fund or the Portfolio; and (d) information provided by the Previous Investment Adviser concerning services related to the valuation and pricing of the Fund's or the Portfolio's portfolio holdings, allocation of Fund or Portfolio brokerage fees, the Fund's or the Portfolio's portfolio turnover statistics, and direct and indirect benefits to the Previous Investment Adviser and its affiliates from their relationship with the Fund or the Portfolio.

In their deliberations, each Board considered information received in connection with their most recent approval of the continuance of the pertinent Previous Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the BlackRock Investment Advisory Agreement. The trustees did not identify any particular information that was all-important or controlling, and each trustee attributed different weights to the various factors. Each Board, including a majority of the independent trustees, concluded that the terms of the pertinent BlackRock Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be


       BLACKROCK CORE PRINCIPAL PROTECTED FUND          OCTOBER 31, 2006      41
provided to the Fund or the Portfolio, and that the BlackRock Investment Advisory Agreement should be approved and recommended to shareholders.

Nature, Quality and Extent of Services Provided -- Each Board reviewed the nature, quality and extent of services provided by the Previous Investment Adviser, including the investment advisory services and the resulting performance of the Fund or the Portfolio, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. Each Board focused primarily on the Previous Investment Adviser's investment advisory services and the Fund's or the Portfolio's investment performance, but also considered certain areas in which both the Previous Investment Adviser and the Fund or the Portfolio receive services as part of the Merrill Lynch complex. Each Board compared, as pertinent, the Fund's or the Portfolio's performance -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While each Board reviews performance data at least quarterly, consistent with the Previous Investment Adviser's investment goals, each Board attaches more importance to performance over relatively long periods of time.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the pertinent BlackRock Investment Advisory Agreement, each Board considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of BlackRock Advisors and how it would affect the Fund or the Portfolio; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the investment and other practices of the Fund or the Portfolio.

Each Board was given information with respect to the potential benefits to the Fund or the Portfolio and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

Each Board was advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund or the Portfolio would continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The Boards were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, each Board determined that the nature and quality of services to be provided to the Fund or the Portfolio, as pertinent, under the corresponding BlackRock Investment Advisory Agreement were expected to be as good as or better than that provided under the corresponding Previous Investment Advisory Agreement. Each Board was advised that BlackRock Advisors did not plan to change the Fund's or the Portfolio's portfolio management team upon the closing of the transaction. It was noted, however, that other changes in personnel were expected to follow the Transaction and the combination of the operations of the Previous Investment Adviser and its affiliates with those of BlackRock. Each Board noted that if portfolio managers or other personnel were to cease to be available prior to the closing of the Transaction, the Board would consider all available options, including seeking the investment advisory or other services of BlackRock affiliates. Accordingly, each Board concluded that, overall, it was satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, quality and extent of the services to be provided to the Fund or the Portfolio under the pertinent BlackRock Investment Advisory Agreement.

Costs of Services Provided and Profitability -- Each Board noted that, in conjunction with the recent review of the pertinent Previous Investment Advisory Agreement, the trustees had received, among other things, a report from Lipper comparing the Fund's or the Portfolio's fees and expenses to those of a peer group selected by Lipper, and information as to the fees charged by the Previous Investment Adviser or its affiliates to other registered investment company clients for investment management services. Each Board reviewed, as pertinent, the Fund's or the Portfolio's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. Each Board also compared the Fund's or the Portfolio's total expenses to those of other comparable funds. The information showed that the Fund and the Portfolio had fees and expenses within the range of fees and expenses of comparable funds. The Fund Board noted that if all assets are irreversibly allocated to the Fund's Protection Component under the terms of the Financial Guarantee Agreement, the management fee will be reduced. Each Board concluded, as


42     BLACKROCK CORE PRINCIPAL PROTECTED FUND          OCTOBER 31, 2006
pertinent, that the Fund's or the Portfolio's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the pertinent BlackRock Investment Advisory Agreement, each Board considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the pertinent BlackRock Investment Advisory Agreement is substantially similar to the corresponding Previous Investment Advisory Agreement in all material respects, including the rate of compensation, each Board determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. Each Board noted that it was not possible to predict with certainty New BlackRock's future profitability from its relationship with the Fund or the Portfolio.

Each Board discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with the Fund or the Portfolio. Each Board noted that it expects to receive profitability information from New BlackRock on at least an annual basis and thus be in a position to evaluate whether any adjustments in the Fund's or the Portfolio's fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale -- Each Board considered the extent to which economies of scale might be realized as the assets of the Fund or the Portfolio, as pertinent, increase and whether there should be changes in the management fee rate or structure in order to enable the Fund or the Portfolio to participate in these economies of scale. Each Board determined that changes were not currently necessary and that the Fund or the Portfolio, as pertinent, appropriately participated in these economies of scale.

In reviewing the Transaction, each Board considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the pertinent BlackRock Investment Advisory Agreement is substantially similar to the corresponding Previous Investment Advisory Agreement in all material respects, including the rate of compensation, each Board determined that as a result of the Transaction, the Fund's or the Portfolio's total advisory fees would be no higher than the fees under the corresponding Previous Investment Advisory Agreement. Each Board noted that in conjunction with its most recent deliberations concerning the pertinent Previous Investment Advisory Agreement, it had determined that the total fees for advisory and administrative services for the Fund or the Portfolio were reasonable in light of the services provided. Each Board noted that in conjunction with the most recent review of the Previous Investment Advisory Agreement, the trustees had received, among other things, a report from Lipper comparing, as pertinent, the Fund's or the Portfolio's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Previous Investment Adviser or its affiliates to other registered investment company clients for investment management services. Each Board, as pertinent, concluded that because the rates for advisory fees for the Fund or the Portfolio would be no higher than the fee rates in effect at the time, the proposed management fee structure, including any fee waivers and, in the case of the Portfolio, the addition of a breakpoint, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits -- In evaluating the fall-out benefits to be received by BlackRock Advisors under the pertinent BlackRock Investment Advisory Agreement, each Board considered whether BlackRock Advisors would experience such benefits to the same extent that the Previous Investment Adviser was experiencing such benefits under the corresponding Previous Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval of the continuance of the pertinent Previous Investment Advisory Agreement, and their discussions with management of the Previous Investment Adviser and BlackRock, each Board determined that BlackRock Advisors' fall-out benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and to obtain research services using portfolio transaction brokerage commissions. The Fund Board also considered possible benefits stemming from the proposal that PFPC Financial Services, an affiliate of BlackRock, serve as transfer agent for the Fund following the Transaction. Each Board noted that any fall-out benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance -- Each Board considered, as pertinent, investment performance for the Fund or the Portfolio. The trustees compared the Fund's or the Portfolio's performance -- both including and excluding the effects of the Fund's or the Portfolio's fees and expenses -- to the performance of a comparable group of mutual funds, and the


       BLACKROCK CORE PRINCIPAL PROTECTED FUND          OCTOBER 31, 2006      43

Disclosure of New Investment Advisory Agreement (concluded)

performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund or Portfolio performance at various levels within the range of performance of comparable funds over different time periods. While each Board reviews performance data at least quarterly, consistent with the Previous Investment Adviser's investment goals, each Board attaches more importance over relatively long periods of time. Each Board believed, as pertinent, that the Fund's or the Portfolio's performance was satisfactory. Also, each Board took into account the investment performance of funds advised by BlackRock Advisors. Each Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. Each Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund or the Portfolio.

Conclusion -- After the independent trustees of each Board deliberated in executive session, each entire Board, including the independent trustees, approved the pertinent BlackRock Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the BlackRock Investment Advisory Agreement was in the best interests of the shareholders. In approving the pertinent BlackRock Investment Advisory Agreement, each Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

New BlackRock Sub-Advisory Agreements -- Matters Considered by the Boards

At in-person meetings held on August 22-23, 2006, in the case of the Portfolio Board, and on August 24-25, 2006, in the case of the Fund Board, each Board, including the independent trustees, discussed and approved the pertinent sub-advisory agreement between BlackRock Advisors and its affiliate, BlackRock Investment Management, LLC (the "Sub-Adviser"), for each of the Fund and the Portfolio (together, the "BlackRock Sub-Advisory Agreements"). Each BlackRock Sub-Advisory Agreement became effective on September 29, 2006, at the same time the corresponding BlackRock Investment Advisory Agreement became effective.

Pursuant to each BlackRock Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from BlackRock Advisors equal to 74% of the advisory fee received by BlackRock Advisors from the Fund or the Portfolio, as pertinent. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in Fund or Portfolio expenses as a result of the corresponding BlackRock Sub-Advisory Agreement.

In approving the pertinent BlackRock Sub-Advisory Agreement at the August in-person meeting, each Board reviewed its considerations in connection with its approval of the corresponding BlackRock Investment Advisory Agreement in May 2006. Each Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the corresponding BlackRock Investment Advisory Agreement. In reviewing the sub- advisory fee rate provided in the pertinent BlackRock Sub-Advisory Agreement, each Board noted the fact that both BlackRock Advisors and the Sub-Adviser have significant responsibilities under their respective advisory agreements. BlackRock Advisors remains responsible, as pertinent, for oversight of the Fund's or Portfolio's operations and administration, and the Sub-Adviser provides advisory services to the Fund or the Portfolio and is responsible for the day-to-day management of the Fund's or the Portfolio's portfolio under the pertinent BlackRock Sub-Advisory Agreement. Each Board also took into account the fact that there is no increase in total advisory fees paid by the Fund or the Portfolio as a result of the corresponding BlackRock Sub-Advisory Agreement. Under all of the circumstances, each Board concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive 74% of the advisory fee paid by the Fund or the Portfolio, as pertinent, to BlackRock Advisors.

After the independent trustees of each Board deliberated in executive session, the entire Fund Board and the entire Portfolio Board, including the independent trustees, approved the pertinent BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the BlackRock Sub-Advisory Agreement was in the best interests of shareholders.


44     BLACKROCK CORE PRINCIPAL PROTECTED FUND          OCTOBER 31, 2006

BlackRock Funds

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)    Access the BlackRock Web site at http://www.blackrock.com/edelivery

2)    Select eDelivery under the More Information section

3)    Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.


       BLACKROCK CORE PRINCIPAL PROTECTED FUND          OCTOBER 31, 2006      45

BlackRock Funds (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling
(800) 441-7762, or on the Web site of the Securities and Exchange Commission (the"Commission") at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Form N-Q is available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the web at www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.


46     BLACKROCK CORE PRINCIPAL PROTECTED FUND          OCTOBER 31, 2006

A World-Class Mutual Fund Family

BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Portfolios

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio+
BlackRock Balanced Capital Fund+
BlackRock Basic Value Fund
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund+
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Global Technology Fund
BlackRock Global Value Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Legacy Portfolio
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Portfolios

BlackRock Bond Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Real Investment Fund
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Portfolios

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Money Market Portfolios

BlackRock Money Market Portfolio
BlackRock Municipal Money Market Portfolio@
BlackRock NC Municipal MM Portfolio@
BlackRock NJ Municipal MM Portfolio@
BlackRock OH Municipal MM Portfolio@
BlackRock PA Municipal MM Portfolio@
BlackRock Summit Cash Reserves Fund*
BlackRock U.S. Treasury MM Portfolio
BlackRock VA Municipal MM Portfolio@

* See the prospectus for information on specific limitations on investments in the fund.
+     Mixed asset fund.
@     Tax-exempt fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


       BLACKROCK CORE PRINCIPAL PROTECTED FUND          OCTOBER 31, 2006      47

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BlackRock Core Principal Protected Fund
Of BlackRock Principal Protected Trust
P.O. Box 9011
Princeton, NJ 08543-9011

                                                                       BLACKROCK
                                                                      #CPP-10/06

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) David O. Beim, (2) W. Carl Kester, (3) James T. Flynn and (4) Karen P. Robards.

         The registrant's board of directors has determined that David O. Beim,
         W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

         Mr. Beim has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. For 25 years, Mr. Beim was an investment banker actively engaged in financial analysis for securities transactions and mergers. These transactions presented a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements. Mr. Beim has also been a professor of finance and economics at the Columbia University Graduate School of Business for the past 12 years.

         Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements.

         Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is the member of the Audit Committees of two privately held companies and a non-profit organization.

Item 4 - Principal Accountant Fees and Services

         BlackRock Core Principal Protected Fund of BlackRock Principal Protected Trust

         (a) Audit Fees -          Fiscal Year Ending October 31, 2006 - $26,900
                                   Fiscal Year Ending October 31, 2005 - $26,500

         (b) Audit-Related Fees -  Fiscal Year Ending October 31, 2006 - $0
                                   Fiscal Year Ending October 31, 2005 - $0

         (c) Tax Fees -            Fiscal Year Ending October 31, 2006 - $6,000
                                   Fiscal Year Ending October 31, 2005 - $5,700

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -      Fiscal Year Ending October 31, 2006 - $0
                                   Fiscal Year Ending October 31, 2005 - $0

         Master Large Cap Core Portfolio of Master Large Cap Series Trust

         (a) Audit Fees -          Fiscal Year Ending October 31, 2006 - $36,000
                                   Fiscal Year Ending October 31, 2005 - $35,000

         (b) Audit-Related Fees -  Fiscal Year Ending October 31, 2006 - $10,400
                                   Fiscal Year Ending October 31, 2005 - $0

         The nature of the services include merger related fees paid by the Adviser

         (c) Tax Fees -            Fiscal Year Ending October 31, 2006 - $9,200
                                   Fiscal Year Ending October 31, 2005 - $8,700

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -      Fiscal Year Ending October 31, 2006 - $0
                                   Fiscal Year Ending October 31, 2005 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending October 31, 2006 - $3,206,783
             Fiscal Year Ending October 31, 2005 - $6,277,749

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500 , 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - As of September 29, 2006, with the conclusion of the combination of Merrill Lynch's asset management business with BlackRock, the registrant was migrated to BlackRock's trading and compliance monitoring systems, and various personnel changes occurred. In conjunction with these business improvements, there were no changes in the registrants internal control over financial reporting (as defined in Rule 30a-3(d) under Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Core Principal Protected Fund of BlackRock Principal Protected Trust and Master Large Cap Core Portfolio of Master Large Cap Series Trust


By: /s/ Robert C. Doll, Jr.
    ----------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Core Principal Protected Fund of BlackRock Principal Protected Trust and Master Large Cap Core Portfolio of Master Large Cap Series Trust

Date: January 3, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ----------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Core Principal Protected Fund of BlackRock Principal Protected Trust and Master Large Cap Core Portfolio of Master Large Cap Series Trust

Date: January 3, 2007


By: /s/ Donald C. Burke
    ----------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock Core Principal Protected Fund of BlackRock Principal Protected Trust and Master Large Cap Core Portfolio of Master Large Cap Series Trust

Date: January 3, 2007